UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 21411

Eaton Vance Senior Floating-Rate Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders

Annual Report October 31, 2007

EATON VANCE
SENIOR
FLOATING-RATE
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Performance for the Past Year

•      Based on share price, Eaton Vance Senior Floating-Rate Trust (the “Fund”), a closed-end fund traded on the New York Stock Exchange, had a total return of -3.13% for the year ended October 31, 2007.(1)

•      Based on net asset value (NAV), the Fund had a total return of 3.93% for the year ended October 31, 2007.(1)

•      For performance comparison, the S&P/LSTA Leveraged Loan Index – an unmanaged index of U.S. dollar-denominated leveraged loans – had a total return of 4.42% for the year ended October 31, 2007.(2)

Investment Environment

•      The loan market underwent an unprecedented correction in the third quarter of 2007 that resulted from a decline in loan demand, combined with an increase in the supply of new loan issuance. Average loan market prices fell 4%-5% in July and August. The risk aversion that began in the subprime mortgage area spread to the leveraged loan market through increased credit spreads and loan price volatility, which in turn further reduced demand from key market participants, including hedge funds, collateralized loan participation funds and mutual funds. With investor demand falling and loan supply rising to record levels, prices fell to levels not seen since 2002.

•      Interestingly, this market decline was distinguished from previous corrections by the fact that corporate loan default rates have remained at historic lows, 0.5% according to Standard & Poor’s. Thus while there were increasing signs of a weakening economy, the market decline was primarily based on technical factors. The silver lining in the correction is that effective loan credit spreads widened from roughly 200 basis points (2.00%) over LIBOR – the London-Interbank Offered Rate, used by banks as a base for loans to large commercial and industrial companies – to around 300 basis points (3.00%) by the Fund’s fiscal year-end. That was closer to average historical levels.

The Fund’s Investments

•      The Fund’s investment objective is to seek to provide a high level of current income. As a secondary objective, it may also seek preservation of capital to the extent consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its total assets in senior, secured floating-rate loans (“senior loans”). In managing the Fund, the investment adviser seeks to invest in a portfolio of senior loans that will be less volatile over time than the general loan market. The Fund may also invest in second lien loans and high yield bonds, and (as discussed below) employs leverage, which may increase risk.

•      The Fund’s investments included senior loans to 478 borrowers spanning 39 industries at October 31, 2007, with an average loan size of 0.19% of total investments, and no industry constituting more than 9% of total investments. Health care, publishing, cable and satellite television, chemicals and plastics, and business equipment and services were the largest industry weightings.(3)

•      The Fund is well diversified in terms of industry, market and geography – a strategy management believes should help the Fund weather an economic downturn. The Fund had a 10.2% exposure to European loans, which provided further diversification and the opportunity for yield enhancement. Loans denominated in foreign currencies were hedged to protect against foreign currency risk.(3)

•      The Fund’s exposure to builders and developers of housing was less than 1%. Home builders have struggled in the recent economic climate; however, management believes that these loans should benefit from the security and collateral that back these exposures. The Fund did not have any direct exposure to subprime or prime mortgage lenders during the year ended October 31, 2007.(3)

(1)  Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares. Absent an expense waiver by the investment adviser, the returns would be lower.

(2)  It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Fund, the Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares.

(3)  Holdings and industry weightings are subject to change due to active management.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Shares of the Fund are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PERFORMANCE

•      The Fund’s net asset value per share reflected the market correction, declining in July and August, before temporarily rebounding somewhat in September and October. Despite the summer decline, the Fund registered a positive total return, at NAV, for the fiscal year.

•      At October 31, 2007, the Fund had leverage in the amount of approximately 39.8% of the Fund’s total assets. The Fund employs leverage though the issuance of Auction Preferred Shares (“APS”).(2) Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of the Fund’s APS rises and falls with changes in short-term interest rates. Such increases/decreases in cost of the Fund’s APS may be offset by increased/decreased income from the Fund’s senior loan investments.

Fund Performance as of 10/31/07(1)
New York Stock Exchange Symbol	EFR

Average Annual Total Return (by share price, NYSE)
One Year	-3.13%
Life of Fund (11/28/03)	3.10

Average Annual Total Return (at net asset value)
One Year	3.93%
Life of fund (11/28/03)	5.62

(1)  Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares. Absent an expense waiver by the investment adviser, the returns would be lower. In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

(2)  In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Top Ten Holdings(3)

By total investments

Sungard Data Systems	1.3%
Charter Communications Operating	1.2
WMG Acquisition Corp.	1.0
NRG Energy Inc.	1.0
Georgia-Pacific Corp.	0.9
Community Health Systems, Inc.	0.8
Univision Communications, Inc.	0.8
Metro-Goldwyn-Mayer Studios, Inc.	0.8
UPC Broadband Holding B.V.	0.8
Idearc, Inc.	0.7

(3)   Reflects the Fund’s investments as of October 31, 2007. Holdings are shown as a percentage of the Fund’s total investments. Fund information may not be representative of current or future investments and may change due to active management.

Top Five Industries(4)

By total investments

Health Care	8.2%
Publishing	7.0
Cable & Satellite Television	6.6
Chemicals & Plastics	6.3
Business Equipment & Services	6.1

(4)   Reflects the Fund’s investments as of October 31, 2007. Industries are shown as a percentage of the Fund’s total investments. Fund information may not be representative of current or future investments and are subject to change due to active management.

Credit Quality Ratings for Total Loan Investments(5)

By total loan investments

Baa	2.3%
Ba	50.5
B	30.5
Caa	3.0
Non-Rated(6)	13.7

(5)   Credit Quality ratings are those provided by Moody’s, a nationally recognized bond rating service. As a percentage of the Fund’s total loan investments as of October 31, 2007. Fund information may not be representative of current or future investments and may change due to active management.

(6)   Certain loans in which the Fund invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS

	Senior Floating-Rate Interests — 151.5%(1)
	Principal Amount*	Borrower/Tranche Description	Value
	Aerospace and Defense — 2.6%
	ACTS Aero Technical Support & Service, Inc.
	$850,000	Term Loan, 8.47%, Maturing October 5, 2014	$827,687
	Colt Defense, LLC
	997,500	Term Loan, 8.00%, Maturing July 9, 2014	991,266
	DAE Aviation Holdings, Inc.
	485,066	Term Loan, 7.80%, Maturing July 31, 2009	484,763
	964,935	Term Loan, 8.93%, Maturing July 31, 2014	965,537
	Evergreen International Aviation
	1,464,772	Term Loan, 8.30%, Maturing October 31, 2011	1,428,153
	Hawker Beechcraft Acquisition
	176,702	Term Loan, 5.20%, Maturing March 26, 2014	173,182
	2,077,856	Term Loan, 7.17%, Maturing March 26, 2014	2,036,461
	Hexcel Corp.
	897,869	Term Loan, 7.03%, Maturing March 1, 2012	879,912
	IAP Worldwide Services, Inc.
	957,938	Term Loan, 11.50%, Maturing December 30, 2012	870,765
	Spirit AeroSystems, Inc.
	1,613,859	Term Loan, 6.90%, Maturing December 31, 2011	1,601,755
	TransDigm, Inc.
	1,625,000	Term Loan, 7.20%, Maturing June 23, 2013	1,602,149
	Vought Aircraft Industries, Inc.
	2,128,447	Term Loan, 7.34%, Maturing December 17, 2011	2,109,823
	Wesco Aircraft Hardware Corp.
	1,142,688	Term Loan, 7.45%, Maturing September 29, 2013	1,131,023
	Wyle Laboratories, Inc.
	245,059	Term Loan, 8.11%, Maturing January 28, 2011	241,383
			$15,343,859
	Air Transport — 0.9%
	Airport Development and Investment, Ltd.
GBP	986,070	Term Loan, 10.28%, Maturing April 7, 2011	$1,995,389
	Delta Air Lines, Inc.
	1,197,000	Term Loan, 8.08%, Maturing April 30, 2014	1,188,237
	Northwest Airlines, Inc.
	2,079,000	DIP Loan, 7.03%, Maturing August 21, 2008	2,005,368
			$5,188,994
	Automotive — 6.5%
	Accuride Corp.
	$1,957,967	Term Loan, 7.13%, Maturing January 31, 2012	$1,921,255
	Adesa, Inc.
	4,214,438	Term Loan, 7.45%, Maturing October 18, 2013	4,084,616

	Principal Amount*	Borrower/Tranche Description	Value
	Automotive (continued)
	Affina Group, Inc.
	$1,370,985	Term Loan, 7.96%, Maturing November 30, 2011	$1,370,128
	Allison Transmission, Inc.
	3,000,000	Term Loan, 8.17%, Maturing September 30, 2014	2,931,249
	AxleTech International Holding, Inc.
	1,750,000	Term Loan, 11.73%, Maturing April 21, 2013	1,721,562
	CSA Acquisition Corp.
	1,257,157	Term Loan, 7.75%, Maturing December 23, 2011	1,241,704
	491,250	Term Loan, 7.75% Maturing December 23, 2012	488,794
	Dana Corp.
	2,350,000	Term Loan, 7.98%, Maturing March 30, 2008	2,339,928
	Dayco Products, LLC
	1,951,090	Term Loan, 7.76%, Maturing June 21, 2011	1,890,729
	Delphi Corp.
	1,000,000	DIP Loan, 7.88%, Maturing December 31, 2007	998,646
	Federal-Mogul Corp.
	2,915,607	Revolving Loan, 6.28%, Maturing December 31, 2007(2)	2,876,976
	Ford Motor Co.
	1,761,688	Term Loan, 8.70%, Maturing December 15, 2013	1,699,227
	General Motors Corp.
	3,431,600	Term Loan, 7.62%, Maturing November 29, 2013	3,373,263
	Goodyear Tire & Rubber Co.
	2,400,000	Term Loan, 6.43%, Maturing April 30, 2010	2,337,499
	HLI Operating Co., Inc.
EUR	1,890,909	Term Loan, 6.87%, Maturing May 30, 2014	2,650,183
EUR	109,091	Term Loan, 7.16%, Maturing May 30, 2014	154,671
	Keystone Automotive Operations, Inc.
	1,391,994	Term Loan, 8.65%, Maturing January 12, 2012	1,302,674
	LKQ Corp.
	975,000	Term Loan, 7.36%, Maturing October 12, 2014	972,562
	Osprey Acquisitions, Ltd.
GBP	1,000,000	Term Loan, 7.96%, Maturing September 30, 2011	2,038,400
	TriMas Corp.
	234,375	Term Loan, 6.79%, Maturing August 2, 2011	230,566
	1,005,469	Term Loan, 7.23%, Maturing August 2, 2013	989,130
	United Components, Inc.
	1,346,629	Term Loan, 7.38%, Maturing June 30, 2010	1,321,379
			$38,935,141
	Beverage and Tobacco — 0.5%
	Constellation Brands, Inc.
	$560,000	Term Loan, 6.69%, Maturing June 5, 2013	$552,884
	Culligan International Co.
EUR	975,000	Term Loan, 9.33%, Maturing May 31, 2013	1,255,417

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Beverage and Tobacco (continued)
Southern Wine & Spirits of America, Inc.
1,427,789	Term Loan, 6.70%, Maturing May 31, 2012	$1,425,112
		$3,233,413
Brokers, Dealers and Investment Houses — 0.1%
AmeriTrade Holding Corp.
$730,172	Term Loan, 6.25%, Maturing December 31, 2012	$722,795
		$722,795
Building and Development — 5.6%
Beacon Sales Acquisition, Inc.
$693,000	Term Loan, 7.16%, Maturing September 30, 2013	$665,280
Brickman Group Holdings, Inc.
1,218,875	Term Loan, 7.14%, Maturing January 23, 2014	1,185,356
Building Materials Corp. of America
1,414,339	Term Loan, 7.94%, Maturing February 22, 2014	1,291,594
Capital Automotive REIT
1,232,598	Term Loan, 6.88%, Maturing December 16, 2010	1,219,712
Epco/Fantome, LLC
1,464,000	Term Loan, 7.59%, Maturing November 23, 2010	1,467,660
Hovstone Holdings, LLC
1,334,952	Term Loan, 7.63%, Maturing February 28, 2009	1,214,807
LNR Property Corp.
2,800,000	Term Loan, 8.11%, Maturing July 3, 2011	2,737,000
Metroflag BP, LLC
500,000	Term Loan, 14.09%, Maturing July 1, 2008	495,000
Mueller Water Products, Inc.
1,789,223	Term Loan, 6.69%, Maturing May 24, 2014	1,764,342
NCI Building Systems, Inc.
594,000	Term Loan, 6.88%, Maturing June 18, 2010	582,863
Nortek, Inc.
2,711,126	Term Loan, 7.05%, Maturing August 27, 2011	2,656,903
November 2005 Land Investors
396,647	Term Loan, 7.57%, Maturing May 9, 2011	356,983
Panolam Industries Holdings, Inc.
542,430	Term Loan, 7.95%, Maturing September 30, 2012	520,733
PLY GEM Industries, Inc.
1,915,372	Term Loan, 7.95%, Maturing August 15, 2011	1,803,322
Realogy Corp.
901,516	Term Loan, 4.97%, Maturing September 1, 2014	840,213
3,340,113	Term Loan, 8.24%, Maturing September 1, 2014	3,112,985
South Edge, LLC
787,500	Term Loan, 6.81%, Maturing October 31, 2009	708,750

	Principal Amount*	Borrower/Tranche Description	Value
	Building and Development (continued)
	Stile Acquisition Corp.
	$1,163,481	Term Loan, 7.14%, Maturing April 6, 2013	$1,096,021
	Stile U.S. Acquisition Corp.
	1,165,468	Term Loan, 7.12%, Maturing April 6, 2013	1,097,893
	Tousa/Kolter, LLC
	1,297,200	Term Loan, 8.46%, Maturing January 7, 2008	1,293,957
	TRU 2005 RE Holding Co.
	4,100,000	Term Loan, 8.13%, Maturing December 9, 2008	4,062,415
	United Subcontractors, Inc.
	825,000	Term Loan, 12.36%, Maturing June 27, 2013	684,750
	Wintergames Acquisition ULC
	2,782,468	Term Loan, 8.13%, Maturing April 24, 2008	2,761,599
			$33,620,138
	Business Equipment and Services — 9.6%
	ACCO Brands Corp.
	$1,307,450	Term Loan, 7.18%, Maturing August 17, 2012	$1,289,473
	Activant Solutions, Inc.
	721,446	Term Loan, 7.38%, Maturing May 1, 2013	691,235
	Affiliated Computer Services
	810,563	Term Loan, 6.82%, Maturing March 20, 2013	801,950
	2,147,813	Term Loan, 6.96%, Maturing March 20, 2013	2,124,992
	Affinion Group, Inc.
	2,494,101	Term Loan, 7.98%, Maturing October 17, 2012	2,476,436
	Allied Security Holdings, LLC
	1,252,727	Term Loan, 8.20%, Maturing June 30, 2010	1,248,030
	Buhrmann US, Inc.
	3,075,695	Term Loan, 7.30%, Maturing December 31, 2010	3,044,938
	DynCorp International, LLC
	1,076,356	Term Loan, 7.25%, Maturing February 11, 2011	1,041,374
	Education Management, LLC
	2,717,019	Term Loan, 7.00%, Maturing June 1, 2013	2,642,301
	Info USA, Inc.
	614,109	Term Loan, 7.20%, Maturing February 14, 2012	604,898
	iPayment, Inc.
	1,667,042	Term Loan, 7.04%, Maturing May 10, 2013	1,592,025
	ista International GmbH
EUR	1,275,000	Term Loan, 6.34%, Maturing May 14, 2015	1,755,670
	Kronos, Inc.
	1,097,250	Term Loan, 7.45%, Maturing June 11, 2014	1,063,647
	Language Line, Inc.
	2,184,378	Term Loan, 8.42%, Maturing June 11, 2011	2,134,319
	Mitchell International, Inc.
	1,000,000	Term Loan, 10.50%, Maturing March 28, 2015	920,000

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Business Equipment and Services (continued)
	N.E.W. Holdings I, LLC
	$981,955	Term Loan, 7.77%, Maturing May 22, 2014	$930,096
	Protection One, Inc.
	905,154	Term Loan, 7.39%, Maturing March 31, 2012	888,183
	Quantum Corp.
	403,750	Term Loan, 8.70%, Maturing July 12, 2014	400,722
	Quintiles Transnational Corp.
	1,700,000	Term Loan, 9.20%, Maturing March 31, 2014	1,691,500
	Sabre, Inc.
	4,057,297	Term Loan, 6.96%, Maturing September 30, 2014	3,862,802
	Serena Software, Inc.
	517,500	Term Loan, 7.18%, Maturing March 10, 2013	501,112
	Sitel (Client Logic)
	1,995,594	Term Loan, 7.30%, Maturing January 29, 2014	1,900,803
	Solera Holdings, LLC
EUR	796,000	Term Loan, 6.75%, Maturing May 15, 2014	1,122,823
	SunGard Data Systems, Inc.
	12,806,724	Term Loan, 7.36%, Maturing February 11, 2013	12,661,188
	TDS Investor Corp.
EUR	1,054,228	Term Loan, 6.98%, Maturing August 23, 2013	1,496,606
	1,615,004	Term Loan, 7.45%, Maturing August 23, 2013	1,585,732
	Transaction Network Services, Inc.
	651,778	Term Loan, 7.48%, Maturing May 4, 2012	642,001
	Valassis Communications, Inc.
	477,883	Term Loan, 6.95%, Maturing March 2, 2014	455,483
	VWR International, Inc.
	1,625,000	Term Loan, 7.70%, Maturing June 28, 2013	1,572,696
	WAM Acquisition, S.A.
EUR	400,000	Term Loan, 6.57%, Maturing May 4, 2014	563,937
EUR	400,000	Term Loan, 6.82%, Maturing May 4, 2015	566,567
	West Corp.
	3,415,565	Term Loan, 7.27%, Maturing October 24, 2013	3,355,082
			$57,628,621
	Cable and Satellite Television — 10.8%
	Atlantic Broadband Finance, LLC
	$4,240,923	Term Loan, 7.45%, Maturing February 10, 2011	$4,189,680
	Bragg Communications, Inc.
	2,150,000	Term Loan, 8.06%, Maturing August 31, 2014	2,154,031
	Bresnan Broadband Holdings, LLC
	500,000	Term Loan, 7.18%, Maturing March 29, 2014	488,571
	1,200,000	Term Loan, 9.95%, Maturing March 29, 2014	1,197,500
	Cequel Communications, LLC
	1,550,000	Term Loan, 9.86%, Maturing May 5, 2014	1,526,750
	3,339,203	Term Loan, 11.36%, Maturing May 5, 2014	3,288,280

Principal Amount*		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
Charter Communications Operating, Inc.
	$12,118,808	Term Loan, 6.99%, Maturing April 28, 2013	$11,666,377
CSC Holdings, Inc.
	5,003,467	Term Loan, 6.88%, Maturing March 29, 2013	4,895,477
CW Media Holdings, Inc.
	625,000	Term Loan, 8.50%, Maturing February 15, 2015	625,000
Insight Midwest Holdings, LLC
	5,325,000	Term Loan, 7.00%, Maturing April 6, 2014	5,222,568
Mediacom Broadband Group
	5,851,234	Term Loan, 6.61%, Maturing January 31, 2015	5,683,011
Mediacom Illinois, LLC
	2,763,864	Term Loan, 6.61%, Maturing January 31, 2015	2,688,289
NTL Investment Holdings, Ltd.
	2,492,490	Term Loan, 7.22%, Maturing March 30, 2012	2,424,727
GBP	800,000	Term Loan, 8.29%, Maturing March 30, 2012	1,613,461
Orion Cable GmbH
EUR	1,075,000	Term Loan, 7.03%, Maturing October 31, 2014	1,535,167
EUR	1,075,000	Term Loan, 7.98%, Maturing October 31, 2015	1,542,943
ProSiebenSat.1 Media AG
EUR	608,000	Term Loan, 6.19%, Maturing March 2, 2015(2)	827,397
EUR	284,000	Term Loan, 6.55%, Maturing June 26, 2015	395,437
EUR	608,000	Term Loan, 6.40%, Maturing March 2, 2016(2)	830,036
EUR	575,000	Term Loan, 6.93%, Maturing September 2, 2016(2)	769,490
EUR	375,568	Term Loan, 7.78%, Maturing March 2, 2017(2)	508,941
UPC Broadband Holding B.V.
EUR	4,050,000	Term Loan, 6.30%, Maturing October 16, 2011	5,683,891
	1,950,000	Term Loan, 7.13%, Maturing December 31, 2014	1,889,977
YPSO Holding SA
EUR	1,000,000	Term Loan, 6.68%, Maturing July 28, 2014	1,405,518
EUR	1,000,000	Term Loan, 6.93%, Maturing July 28, 2015	1,416,459
			$64,468,978
Chemicals and Plastics — 10.2%
AZ Chem US, Inc.
	$500,000	Term Loan, Maturing February 28, 2014(3)	$456,666
Brenntag Holding GmbH and Co. KG
	1,900,000	Term Loan, 7.39%, Maturing December 23, 2013	1,862,395
	1,000,000	Term Loan, 9.39%, Maturing December 23, 2015	961,875
Celanese Holdings, LLC
	4,203,875	Term Loan, 6.98%, Maturing April 2, 2014	4,137,315
Cognis GmbH
EUR	1,000,000	Term Loan, 6.73%, Maturing September 15, 2013	1,397,922
First Chemical Holding
EUR	1,000,000	Term Loan, 6.75%, Maturing December 18, 2014(2)	1,414,901

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Chemicals and Plastics (continued)
	Foamex L.P.
	$1,744,950	Term Loan, 7.44%, Maturing February 12, 2013	$1,682,423
	Georgia Gulf Corp.
	929,766	Term Loan, 7.63%, Maturing October 3, 2013	919,790
	Hercules, Inc.
	579,675	Term Loan, 6.71%, Maturing October 8, 2010	576,052
	Hexion Specialty Chemicals, Inc.
	498,750	Term Loan, 7.44%, Maturing May 5, 2012	494,620
	5,460,900	Term Loan, 7.50%, Maturing May 5, 2013	5,415,678
	Huish Detergents, Inc.
	947,625	Term Loan, 7.20%, Maturing April 26, 2014	904,728
	INEOS Group
	1,608,750	Term Loan, 7.36%, Maturing December 14, 2013	1,596,972
	1,608,750	Term Loan, 7.86%, Maturing December 14, 2014	1,596,972
	Innophos, Inc.
	596,860	Term Loan, 7.01%, Maturing August 10, 2010	592,384
	Invista B.V.
	3,822,448	Term Loan, 6.70%, Maturing April 29, 2011	3,765,111
	ISP Chemco, Inc.
	2,593,500	Term Loan, 7.09%, Maturing June 4, 2014	2,539,036
	Kleopatra
EUR	575,000	Term Loan, 7.28%, Maturing January 3, 2016	766,717
	825,000	Term Loan, 7.74%, Maturing January 3, 2016	746,625
	Kranton Polymers, LLC
	2,886,396	Term Loan, 7.25%, Maturing May 12, 2013	2,821,453
	Lucite International Group Holdings
	816,829	Term Loan, 7.45%, Maturing July 7, 2013	802,534
	Lyondell Chemical Co.
	3,960,000	Term Loan, 6.25%, Maturing August 16, 2013	3,945,700
	MacDermid, Inc.
EUR	995,000	Term Loan, 6.98%, Maturing April 12, 2014	1,396,331
	Millenium Inorganic Chemicals
	350,000	Term Loan, 7.45%, Maturing April 30, 2014	340,229
	975,000	Term Loan, 10.95%, Maturing October 31, 2014	916,500
	Momentive Performance Material
	1,712,063	Term Loan, 7.81%, Maturing December 4, 2013	1,682,408
	Nalco Co.
	5,411,119	Term Loan, 6.97%, Maturing November 4, 2010	5,389,815
	Professional Paint, Inc.
	715,938	Term Loan, 7.64%, Maturing May 31, 2012	680,141
	350,000	Term Loan, 11.56%, Maturing May 31, 2013	332,500
	Propex Fabrics, Inc.
	810,160	Term Loan, 10.58%, Maturing July 31, 2012	725,094
	Rockwood Specialties Group, Inc.
	4,338,750	Term Loan, 6.46%, Maturing December 10, 2012	4,276,111

	Principal Amount*	Borrower/Tranche Description	Value
	Chemicals and Plastics (continued)
	Solo Cup Co.
	$1,826,989	Term Loan, 8.66%, Maturing February 27, 2011	$1,826,010
	Solutia, Inc.
	1,748,505	DIP Loan, 8.06%, Maturing March 31, 2008	1,746,867
	Wellman, Inc.
	2,250,000	Term Loan, 9.36%, Maturing February 10, 2009	2,199,937
			$60,909,812
	Clothing / Textiles — 0.6%
	Hanesbrands, Inc.
	$1,570,500	Term Loan, 6.74%, Maturing September 5, 2013	$1,553,127
	850,000	Term Loan, 8.82%, Maturing March 5, 2014	855,844
	St. John Knits International, Inc.
	577,673	Term Loan, 8.20%, Maturing March 23, 2012	569,008
	The William Carter Co.
	633,449	Term Loan, 6.40%, Maturing July 14, 2012	624,079
			$3,602,058
	Conglomerates — 3.5%
	Amsted Industries, Inc.
	$1,711,053	Term Loan, 7.28%, Maturing October 15, 2010	$1,684,318
	Blount, Inc.
	340,422	Term Loan, 6.88%, Maturing August 9, 2010	334,039
	Doncasters (Dunde HoldCo 4 Ltd.)
	431,763	Term Loan, 7.61%, Maturing July 13, 2015	419,900
	431,763	Term Loan, 8.11%, Maturing July 13, 2015	420,980
GBP	500,000	Term Loan, 10.60%, Maturing January 13, 2016	1,004,918
	GenTek, Inc.
	505,008	Term Loan, 7.34%, Maturing February 25, 2011	495,539
	Goodman Global Holdings, Inc.
	434,230	Term Loan, 7.19%, Maturing December 23, 2011	423,375
	ISS Holdings A/S
EUR	1,200,000	Term Loan, 6.73%, Maturing December 31, 2013	1,701,688
	Jarden Corp.
	3,370,825	Term Loan, 6.95%, Maturing January 24, 2012	3,309,730
	Johnson Diversey, Inc.
	1,680,408	Term Loan, 7.36%, Maturing December 16, 2011	1,662,553
	Polymer Group, Inc.
	2,529,938	Term Loan, 7.29%, Maturing November 22, 2012	2,510,963
	RBS Global, Inc.
	1,284,836	Term Loan, 7.60%, Maturing July 19, 2013	1,279,215
	296,250	Term Loan, 7.64%, Maturing July 19, 2013	294,954

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Conglomerates (continued)
RGIS Holdings, LLC
$23,810	Term Loan, Maturing April 30, 2014(3)	$22,857
476,190	Term Loan, Maturing April 30, 2014(3)	457,143
2,493,750	Term Loan, 7.25%, Maturing April 30, 2014	2,401,485
US Investigations Services, Inc.
1,925,000	Term Loan, Maturing February 21, 2015(3)	1,872,062
Vertrue, Inc.
850,000	Term Loan, 8.20%, Maturing August 16, 2014	826,625
		$21,122,344
Containers and Glass Products — 4.5%
Berry Plastics Corp.
$1,890,500	Term Loan, 7.36%, Maturing April 3, 2015	$1,839,693
Bluegrass Container Co.
375,250	Term Loan, 7.29%, Maturing June 30, 2013	373,541
1,254,125	Term Loan, 7.32%, Maturing June 30, 2013	1,248,414
1,175,000	Term Loan, 9.75%, Maturing December 30, 2013	1,183,078
Consolidated Container Co.
1,000,000	Term Loan, 10.66%, Maturing September 28, 2014	882,500
Crown Americas, Inc.
618,750	Term Loan, 7.31%, Maturing November 15, 2012	611,531
Graham Packaging Holdings Co.
4,228,750	Term Loan, 7.66%, Maturing October 7, 2011	4,155,407
Graphic Packaging International, Inc.
5,746,125	Term Loan, 7.39%, Maturing May 16, 2014	5,718,934
IPG (US), Inc.
1,293,520	Term Loan, 9.59%, Maturing July 28, 2011	1,283,819
JSG Acquisitions
1,845,000	Term Loan, 7.12%, Maturing December 31, 2013	1,772,353
1,845,000	Term Loan, 7.37%, Maturing December 13, 2014	1,781,578
Kranson Industries, Inc.
842,292	Term Loan, 7.45%, Maturing July 31, 2013	829,657
Owens-Brockway Glass Container
1,555,938	Term Loan, 6.59%, Maturing June 14, 2013	1,531,141
Smurfit-Stone Container Corp.
650,961	Term Loan, 5.02%, Maturing November 1, 2011	645,773
632,134	Term Loan, 7.19%, Maturing November 1, 2011	627,097
969,092	Term Loan, 7.43%, Maturing November 1, 2011	961,370
1,435,206	Term Loan, 7.52%, Maturing November 1, 2011	1,423,768
		$26,869,654

	Principal Amount*	Borrower/Tranche Description	Value
	Cosmetics / Toiletries — 0.7%
	American Safety Razor Co.
	$498,737	Term Loan, 7.51%, Maturing July 31, 2013	$493,750
	900,000	Term Loan, 11.69%, Maturing July 31, 2014	900,000
	Bausch & Lomb, Inc.
	110,000	Term Loan, Maturing April 30, 2015(3)	110,309
	440,000	Term Loan, Maturing April 30, 2015(3)	441,238
	KIK Custom Products, Inc.
	975,000	Term Loan, 10.20%, Maturing November 30, 2014	814,125
	Prestige Brands, Inc.
	1,577,472	Term Loan, 7.73%, Maturing April 7, 2011	1,569,585
			$4,329,007
	Drugs — 1.3%
	Graceway Pharmaceuticals, LLC
	$811,250	Term Loan, 7.95%, Maturing May 3, 2012	$778,192
	1,000,000	Term Loan, 11.70%, Maturing May 3, 2013	915,000
	275,000	Term Loan, 13.45%, Maturing November 3, 2013	233,750
	Pharmaceutical Holdings Corp.
	658,125	Term Loan, 8.07%, Maturing January 30, 2012	641,672
	Stiefel Laboratories, Inc.
	1,736,875	Term Loan, 7.50%, Maturing December 28, 2013	1,704,309
	Warner Chilcott Corp.
	740,076	Term Loan, 7.20%, Maturing January 18, 2012	730,085
	2,472,818	Term Loan, 7.24%, Maturing January 18, 2012	2,439,435
			$7,442,443
	Ecological Services and Equipment — 2.3%
	Allied Waste Industries, Inc.
	$1,284,460	Term Loan, 5.50%, Maturing January 15, 2012	$1,263,186
	2,387,805	Term Loan, 6.54%, Maturing January 15, 2012	2,348,258
	Blue Waste B.V. (AVR Acquisition)
EUR	1,000,000	Term Loan, 6.98%, Maturing April 1, 2015	1,421,733
	Cory Environmental Holdings
GBP	500,000	Term Loan, 10.05%, Maturing September 30, 2014	1,030,236
	Environmental Systems Products Holdings, Inc.
	1,165,123	Term Loan, 13.75%, Maturing December 12, 2010(4)	1,165,123
	IESI Corp.
	970,588	Term Loan, 7.17%, Maturing January 20, 2012	944,503
	Kemble Water Structure Ltd.
GBP	1,250,000	Term Loan, 10.05%, Maturing October 13, 2013	2,552,868
	Sensus Metering Systems, Inc.
	2,243,478	Term Loan, 7.26%, Maturing December 17, 2010	2,209,826
	145,761	Term Loan, 7.36%, Maturing December 17, 2010	143,575
	Waste Services, Inc.
	750,000	Term Loan, 7.38%, Maturing March 31, 2011	738,750
			$13,818,058

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Electronics / Electrical — 4.4%
AMI Semiconductor, Inc.
$1,813,095	Term Loan, 6.82%, Maturing April 1, 2012	$1,754,169
Aspect Software, Inc.
2,004,750	Term Loan, 8.25%, Maturing July 11, 2011	1,944,607
1,800,000	Term Loan, 12.31%, Maturing July 11, 2013	1,728,000
EnerSys Capital, Inc.
1,064,456	Term Loan, 7.07%, Maturing March 17, 2011	1,045,828
FCI International S.A.S.
850,000	Term Loan, 7.76%, Maturing November 1, 2013	822,694
Freescale Semiconductor, Inc.
4,292,563	Term Loan, 7.33%, Maturing December 1, 2013	4,129,733
Infor Enterprise Solutions Holdings
4,483,491	Term Loan, 8.95%, Maturing July 28, 2012	4,371,403
500,000	Term Loan, 10.70%, Maturing March 2, 2014	471,250
500,000	Term Loan, 11.45%, Maturing March 2, 2014	471,250
Network Solutions, LLC
732,800	Term Loan, 7.61%, Maturing March 7, 2014	696,160
Open Solutions, Inc.
2,089,868	Term Loan, 7.28%, Maturing January 23, 2014	2,004,968
Sensata Technologies Finance Co.
1,782,462	Term Loan, 6.76%, Maturing April 27, 2013	1,738,696
Spectrum Brands, Inc.
57,701	Term Loan, 4.97%, Maturing March 30, 2013	56,922
1,164,380	Term Loan, 9.37%, Maturing March 30, 2013	1,148,661
TTM Technologies, Inc.
334,125	Term Loan, 7.22%, Maturing October 27, 2012	332,872
VeriFone, Inc.
732,375	Term Loan, 6.71%, Maturing October 31, 2013	729,629
Vertafore, Inc.
2,238,764	Term Loan, 8.01%, Maturing January 31, 2012	2,207,981
850,000	Term Loan, 11.51%, Maturing January 31, 2013	826,625
		$26,481,448
Equipment Leasing — 1.5%
AWAS Capital, Inc.
$2,102,124	Term Loan, 11.25%, Maturing March 22, 2013	$2,070,593
Maxim Crane Works, L.P.
872,813	Term Loan, 6.81%, Maturing June 29, 2014	829,172
The Hertz Corp.
400,000	Term Loan, 5.24%, Maturing December 21, 2012	394,518
2,223,242	Term Loan, 6.87%, Maturing December 21, 2012	2,192,772
United Rentals, Inc.
1,030,874	Term Loan, 5.32%, Maturing February 14, 2011	1,027,781
2,450,698	Term Loan, 7.13%, Maturing February 14, 2011	2,443,346
		$8,958,182

	Principal Amount*	Borrower/Tranche Description	Value
	Farming / Agriculture — 0.5%
	BF Bolthouse HoldCo, LLC
	$1,150,000	Term Loan, 10.70%, Maturing December 16, 2013	$1,147,485
	Central Garden & Pet Co.
	2,043,875	Term Loan, 6.56%, Maturing February 28, 2014	1,880,365
			$3,027,850
	Financial Intermediaries — 1.8%
	Citco III, Ltd.
	$1,275,000	Term Loan, 7.63%, Maturing June 30, 2014	$1,239,937
	Coinstar, Inc.
	519,440	Term Loan, 7.13%, Maturing July 7, 2011	518,791
	Grosvenor Capital Management
	1,535,592	Term Loan, 7.33%, Maturing December 5, 2013	1,512,558
	INVESTools, Inc.
	450,000	Term Loan, 8.45%, Maturing August 13, 2012	441,000
	Jupiter Asset Management Group
GBP	447,059	Term Loan, 8.74%, Maturing June 30, 2015	888,415
	LPL Holdings, Inc.
	3,570,874	Term Loan, 7.20%, Maturing December 18, 2014	3,526,238
	Oxford Acquisition III, Ltd.
	929,820	Term Loan, 6.90%, Maturing May 24, 2014	884,823
	RJO Holdings Corp. (RJ O'Brien)
	475,000	Term Loan, 7.76%, Maturing July 31, 2014	437,594
	Travelex America Holdings, Inc.
	375,000	Term Loan, Maturing October 31, 2013(3)	367,500
	375,000	Term Loan, Maturing October 31, 2014(3)	369,375
			$10,186,231
	Food Products — 4.3%
	Acosta, Inc.
	$3,063,106	Term Loan, 7.01%, Maturing July 28, 2013	$3,001,844
	Advantage Sales & Marketing, Inc.
	1,260,949	Term Loan, 6.94%, Maturing March 29, 2013	1,218,392
	Black Lion Beverages III B.V.
EUR	147,059	Term Loan, 6.31%, Maturing December 31, 2013	208,053
EUR	852,941	Term Loan, 6.31%, Maturing December 31, 2014	1,206,710
	Chiquita Brands, LLC
	1,036,292	Term Loan, 7.88%, Maturing June 28, 2012	1,021,827
	Dean Foods Co.
	3,457,625	Term Loan, 6.70%, Maturing April 2, 2014	3,354,484

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Food Products (continued)
Dole Food Company, Inc.
	$162,791	Term Loan, 5.16%, Maturing April 12, 2013	$158,370
	1,202,616	Term Loan, 7.41%, Maturing April 12, 2013	1,169,962
	360,785	Term Loan, 7.57%, Maturing April 12, 2013	350,988
Michael Foods, Inc.
	3,152,042	Term Loan, 7.36%, Maturing November 21, 2010	3,112,642
National Dairy Holdings, L.P.
	719,543	Term Loan, 6.82%, Maturing March 15, 2012	703,353
Pinnacle Foods Finance, LLC
	3,765,563	Term Loan, 7.95%, Maturing April 2, 2014	3,649,233
Provimi Group SA
EUR	750,000	Term Loan, Maturing June 28, 2015(3)	1,053,189
EUR	384,472	Term Loan, 6.60%, Maturing June 28, 2015	539,895
EUR	282,055	Term Loan, 6.60%, Maturing June 28, 2015	396,076
EUR	559,105	Term Loan, 6.62%, Maturing June 28, 2015(2)	785,123
EUR	324,424	Term Loan, 6.62%, Maturing June 28, 2015(2)	455,572
	294,112	Term Loan, 7.37%, Maturing June 28, 2015	285,472
EUR	46,773	Term Loan, 8.63%, Maturing June 28, 2015(2)	63,779
EUR	697,446	Term Loan, 8.60%, Maturing December 28, 2016(2)	951,010
	282,126	Term Loan, 9.37%, Maturing December 28, 2016(2)	265,903
Reddy Ice Group, Inc.
	1,970,000	Term Loan, 7.00%, Maturing August 9, 2012	1,935,525
			$25,887,402
Food Service — 2.9%
AFC Enterprises, Inc.
	$464,266	Term Loan, 7.50%, Maturing May 23, 2009	$456,722
Aramark Corp.
	203,414	Term Loan, 5.20%, Maturing January 26, 2014	198,863
	2,842,419	Term Loan, 7.20%, Maturing January 26, 2014	2,778,820
GBP	992,500	Term Loan, 8.44%, Maturing January 27, 2014	2,010,226
Buffets, Inc.
	186,667	Term Loan, 5.10%, Maturing May 1, 2013	169,750
	1,402,733	Term Loan, 8.54%, Maturing November 1, 2013	1,275,611
Burger King Corp.
	1,078,126	Term Loan, 6.75%, Maturing June 30, 2012	1,068,153
CBRL Group, Inc.
	1,767,239	Term Loan, 6.86%, Maturing April 27, 2013	1,723,058
Denny's, Inc.
	133,333	Term Loan, 5.12%, Maturing March 31, 2012	131,667
	683,380	Term Loan, 7.26%, Maturing March 31, 2012	674,837
JRD Holdings, Inc.
	750,000	Term Loan, Maturing June 26, 2014(3)	729,375
	629,686	Term Loan, 7.74%, Maturing June 26, 2014	622,719
NPC International, Inc.
	380,000	Term Loan, 6.98%, Maturing May 3, 2013	366,700

	Principal Amount*	Borrower/Tranche Description	Value
	Food Service (continued)
	OSI Restaurant Partners, LLC
	$113,342	Term Loan, 5.52%, Maturing May 9, 2013	$109,488
	1,433,066	Term Loan, 7.06%, Maturing May 9, 2014	1,384,342
	QCE Finance, LLC
	1,238,097	Term Loan, 7.45%, Maturing May 5, 2013	1,202,416
	950,000	Term Loan, 10.95%, Maturing November 5, 2013	913,900
	Sagittarius Restaurants, LLC
	394,000	Term Loan, 7.45%, Maturing March 29, 2013	364,450
	Selecta
EUR	741,246	Term Loan, 8.37%, Maturing December 28, 2015	991,968
			$17,173,065
	Food / Drug Retailers — 2.6%
	General Nutrition Centers, Inc.
	$900,000	Term Loan, Maturing September 16, 2013(3)	$837,000
	1,044,750	Term Loan, 7.48%, Maturing September 16, 2013	1,018,414
	Iceland Foods Group, Ltd.
GBP	1,250,000	Term Loan, 8.93%, Maturing May 2, 2014	2,590,196
GBP	1,250,000	Term Loan, 9.43%, Maturing May 2, 2015	2,603,179
	Krispy Kreme Doughnut Corp.
	396,582	Term Loan, 7.71%, Maturing February 16, 2014	376,753
	Pantry, Inc. (The)
	238,889	Term Loan, 0.00%, Maturing May 15, 2014(2)	231,872
	834,021	Term Loan, 6.51%, Maturing May 15, 2014	809,521
	Rite Aid Corp.
	3,900,000	Term Loan, 6.79%, Maturing June 1, 2014	3,802,500
	Roundy's Supermarkets, Inc.
	3,365,319	Term Loan, 8.46%, Maturing November 3, 2011	3,354,103
			$15,623,538
	Forest Products — 2.8%
	Appleton Papers, Inc.
	$1,346,625	Term Loan, 7.02%, Maturing June 5, 2014	$1,298,231
	Boise Cascade Holdings, LLC
	3,414,339	Term Loan, 6.49%, Maturing April 30, 2014	3,394,707
	768,503	Term Loan, 6.72%, Maturing April 30, 2014	764,084
	Georgia-Pacific Corp.
	8,695,125	Term Loan, 7.41%, Maturing December 20, 2012	8,503,363
	NewPage Corp.
	1,762,160	Term Loan, 7.47%, Maturing May 2, 2011	1,748,944
	Xerium Technologies, Inc.
	1,253,971	Term Loan, 7.95%, Maturing May 18, 2012	1,189,705
			$16,899,034

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare — 13.1%
	Accellent, Inc.
	$2,331,236	Term Loan, 8.01%, Maturing November 22, 2012	$2,226,330
	Alliance Imaging, Inc.
	1,066,583	Term Loan, 7.63%, Maturing December 29, 2011	1,058,584
	American Medical Systems
	1,467,908	Term Loan, 7.57%, Maturing July 20, 2012	1,433,045
	AMN Healthcare, Inc.
	350,984	Term Loan, 6.95%, Maturing November 2, 2011	342,100
	AMR HoldCo, Inc.
	1,884,045	Term Loan, 7.71%, Maturing February 10, 2012	1,842,831
	Biomet, Inc.
EUR	1,225,000	Term Loan, 7.72%, Maturing December 26, 2014	1,762,300
	2,750,000	Term Loan, 8.20%, Maturing December 26, 2014	2,740,468
	Capio AB
EUR	500,000	Term Loan, 6.85%, Maturing April 24, 2015	713,428
EUR	500,000	Term Loan, 6.98%, Maturing April 16, 2016	717,046
	Cardinal Health 409, Inc.
	2,269,313	Term Loan, 7.45%, Maturing April 10, 2014	2,186,696
	Carestream Health, Inc.
	2,550,000	Term Loan, 7.11%, Maturing April 30, 2013	2,472,704
	1,000,000	Term Loan, 10.30%, Maturing October 30, 2013	978,333
	Carl Zeiss Vision Holding GmbH
	1,300,000	Term Loan, 7.64%, Maturing March 23, 2015	1,271,833
	Community Health Systems, Inc.
	513,534	Term Loan, 0.00%, Maturing July 25, 2014(2)	502,301
	7,786,466	Term Loan, 7.76%, Maturing July 25, 2014	7,616,137
	Concentra, Inc.
	600,000	Term Loan, 10.70%, Maturing June 25, 2015	564,750
	ConMed Corp.
	483,389	Term Loan, 6.32%, Maturing April 13, 2013	476,138
	CRC Health Corp.
	987,525	Term Loan, 7.45%, Maturing February 6, 2013	965,923
	Dako EQT Project Delphi
	500,000	Term Loan, 8.98%, Maturing December 12, 2016	465,000
	DaVita, Inc.
	4,047,997	Term Loan, 6.75%, Maturing October 5, 2012	3,971,255
	Encore Medical Finance, LLC
	1,808,616	Term Loan, 7.84%, Maturing November 3, 2013	1,804,094
	Fenwal, Inc.
	500,000	Term Loan, 10.79%, Maturing August 28, 2014	477,500
	FGX International, Inc.
	427,948	Term Loan, 9.65%, Maturing December 12, 2012	415,109

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare (continued)
	FHC Health Systems, Inc.
	$367,127	Term Loan, 12.33%, Maturing December 18, 2009	$372,634
	256,989	Term Loan, 14.33%, Maturing December 18, 2009	260,844
	500,000	Term Loan, 15.33%, Maturing February 7, 2011	505,000
	Fresenius Medical Care Holdings
	2,497,924	Term Loan, 6.70%, Maturing March 31, 2013	2,470,799
	Hanger Orthopedic Group, Inc.
	715,942	Term Loan, 7.45%, Maturing May 30, 2013	702,071
	HCA, Inc.
	6,724,188	Term Loan, 7.45%, Maturing November 18, 2013	6,580,801
	Health Management Association, Inc.
	3,061,059	Term Loan, 6.94%, Maturing February 28, 2014	2,931,815
	HealthSouth Corp.
	1,600,889	Term Loan, 7.63%, Maturing March 10, 2013	1,570,509
	Iasis Healthcare, LLC
	77,901	Term Loan, 6.79%, Maturing March 14, 2014	74,469
	850,693	Term Loan, 7.07%, Maturing March 14, 2014	813,210
	292,130	Term Loan, 7.70%, Maturing March 14, 2014(2)	279,259
	Ikaria Acquisition, Inc.
	550,426	Term Loan, 7.70%, Maturing March 28, 2013	539,417
	IM US Holdings, LLC
	625,000	Term Loan, 9.45%, Maturing June 26, 2015	623,828
	Invacare Corp.
	1,017,313	Term Loan, 7.11%, Maturing February 12, 2013	991,562
	Leiner Health Products, Inc.
	962,663	Term Loan, 9.65%, Maturing May 27, 2011	912,925
	LifeCare Holdings, Inc.
	857,500	Term Loan, 8.20%, Maturing August 11, 2012	799,619
	LifePoint Hospitals, Inc.
	2,063,187	Term Loan, 7.17%, Maturing April 15, 2012	2,027,450
	Magellan Health Services, Inc.
	1,111,111	Term Loan, 5.01%, Maturing August 15, 2008	1,088,889
	416,667	Term Loan, 6.87%, Maturing August 15, 2008	408,333
	Matria Healthcare, Inc.
	1,000,000	Term Loan, Maturing January 19, 2012(3)	982,500
	161,817	Term Loan, 7.50%, Maturing January 19, 2012	156,081
	MultiPlan Merger Corp.
	1,946,987	Term Loan, 7.25%, Maturing April 12, 2013	1,909,669
	National Mentor Holdings, Inc.
	61,600	Term Loan, 5.32%, Maturing June 29, 2013	60,368
	1,025,420	Term Loan, 7.20%, Maturing June 29, 2013	1,004,912
	National Rental Institutes, Inc.
	864,063	Term Loan, 7.50%, Maturing March 31, 2013	846,781
	Nyco Holdings
EUR	1,000,000	Term Loan, 7.21%, Maturing December 29, 2014	1,355,062
EUR	1,000,000	Term Loan, 7.71%, Maturing December 29, 2015	1,361,573

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Healthcare (continued)
Physiotherapy Associates, Inc.
$847,875	Term Loan, 9.50%, Maturing June 27, 2013	$809,721
RadNet Management, Inc.
545,876	Term Loan, 9.22%, Maturing November 15, 2012	547,240
ReAble Therapeutics Finance, LLC
2,675,227	Term Loan, 7.45%, Maturing November 16, 2013	2,635,099
Renal Advantage, Inc.
343,111	Term Loan, 8.10%, Maturing October 5, 2012	335,820
Select Medical Holding Corp.
2,143,800	Term Loan, 7.48%, Maturing February 24, 2012	2,062,513
Sunrise Medical Holdings, Inc.
675,653	Term Loan, 9.42%, Maturing May 13, 2010	608,088
Vanguard Health Holding Co., LLC
2,176,709	Term Loan, 7.45%, Maturing September 23, 2011	2,133,857
Viant Holdings, Inc.
523,688	Term Loan, 7.45%, Maturing June 25, 2014	490,957
		$78,257,580
Home Furnishings — 1.7%
Hunter Fan Co.
$49,286	Term Loan, 0.00%, Maturing April 16, 2014(2)	$44,850
524,523	Term Loan, 8.03%, Maturing April 16, 2014	477,316
Interline Brands, Inc.
1,675,638	Term Loan, 6.57%, Maturing June 23, 2013	1,640,031
National Bedding Co., LLC
496,250	Term Loan, 7.09%, Maturing August 31, 2011	469,577
1,050,000	Term Loan, 9.75%, Maturing August 31, 2012	973,875
Sealy Mattress Co.
2,978,571	Term Loan, 6.78%, Maturing August 25, 2011	2,919,000
Simmons Co.
2,889,682	Term Loan, 7.36%, Maturing December 19, 2011	2,846,337
1,000,000	Term Loan, 10.65%, Maturing February 15, 2012	935,000
		$10,305,986
Industrial Equipment — 3.6%
Aearo Technologies, Inc.
$400,000	Term Loan, 10.70%, Maturing September 24, 2013	$386,000
698,250	Term Loan, 7.45%, Maturing July 2, 2014	676,866
Alliance Laundry Holdings, LLC
824,548	Term Loan, 7.86%, Maturing January 27, 2012	820,425
CEVA Group PLC U.S.
2,282,690	Term Loan, 7.75%, Maturing January 4, 2014	2,248,450
1,071,000	Term Loan, 8.13%, Maturing January 4, 2014	1,054,935
833,485	Term Loan, 8.20%, Maturing January 4, 2014	820,983

	Principal Amount*	Borrower/Tranche Description	Value
	Industrial Equipment (continued)
	Flowserve Corp.
	$1,995,198	Term Loan, 6.78%, Maturing August 10, 2012	$1,966,517
	FR Brand Acquisition Corp.
	746,250	Term Loan, 7.53%, Maturing February 7, 2014	717,333
	Generac Acquisition Corp.
	1,782,000	Term Loan, 7.73%, Maturing November 7, 2013	1,578,979
	500,000	Term Loan, 11.23%, Maturing April 7, 2014	363,958
	Gleason Corp.
	568,403	Term Loan, 7.17%, Maturing June 30, 2013	563,430
	138,408	Term Loan, 7.42%, Maturing June 30, 2013	137,197
	Goodyear Engineering Products
	148,438	Term Loan, 0.00%, Maturing July 13, 2014(2)	146,087
	1,039,063	Term loan, 7.46%, Maturing July 13, 2014	1,022,611
	775,000	Term Loan, 10.71%, Maturing July 13, 2015	750,458
	Itron, Inc.
EUR	380,090	Term Loan, 6.73%, Maturing April 18, 2014	544,396
	Jason, Inc.
	448,875	Term Loan, 8.03%, Maturing April 30, 2010	437,653
	John Maneely Co.
	2,906,844	Term Loan, 8.52%, Maturing December 8, 2013	2,717,899
	KION Group GmbH
	250,000	Term Loan, 7.49%, Maturing December 23, 2014	246,051
	250,000	Term Loan, 7.74%, Maturing December 23, 2015	247,074
	Polypore, Inc.
	3,017,438	Term Loan, 7.07%, Maturing July 3, 2014	2,945,773
	Terex Corp.
	715,938	Term Loan, 6.95%, Maturing July 13, 2013	712,358
	TFS Acquisition Corp.
	693,000	Term Loan, 8.70%, Maturing August 11, 2013	682,605
			$21,788,038
	Insurance — 1.9%
	Alliant Holdings I, Inc.
	$975,000	Term Loan, Maturing August 21, 2014(3)	$965,250
	AmWINS Group, Inc.
	500,000	Term Loan, 11.07%, Maturing June 8, 2014	457,500
	Applied Systems, Inc.
	1,336,500	Term Loan, 7.42%, Maturing September 26, 2013	1,309,770
	CCC Information Services Group, Inc.
	604,852	Term Loan, 7.71%, Maturing February 10, 2013	599,559
	Conseco, Inc.
	3,495,376	Term Loan, 6.82%, Maturing October 10, 2013	3,348,280
	Crawford & Company
	1,252,667	Term Loan, 7.45%, Maturing October 31, 2013	1,230,745

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Insurance (continued)
Crump Group, Inc.
$1,050,000	Term Loan, Maturing August 4, 2014(3)	$1,034,250
Hub International Holdings, Inc.
150,862	Term Loan, 8.01%, Maturing June 13, 2014(2)	148,127
672,335	Term Loan, 8.20%, Maturing June 13, 2014	660,148
U.S.I. Holdings Corp.
1,845,375	Term Loan, 7.95%, Maturing May 4, 2014	1,817,694
		$11,571,323
Leisure Goods / Activities / Movies — 8.9%
	24 Hour Fitness Worldwide, Inc.
$1,649,875	Term Loan, 7.81%, Maturing June 8, 2012	$1,625,127
AMC Entertainment, Inc.
1,842,188	Term Loan, 6.61%, Maturing January 26, 2013	1,813,260
AMF Bowling Worldwide, Inc.
1,000,000	Term Loan, 11.81%, Maturing December 8, 2013	970,000
Bombardier Recreational Product
1,822,785	Term Loan, 7.70%, Maturing June 28, 2013	1,774,937
Butterfly Wendel US, Inc.
300,000	Term Loan, 8.14%, Maturing June 22, 2013	281,750
300,000	Term Loan, 7.89%, Maturing June 22, 2014	280,250
Carmike Cinemas, Inc.
992,462	Term Loan, 9.23%, Maturing May 19, 2012	990,808
Cedar Fair, L.P.
4,004,337	Term Loan, 6.75%, Maturing August 30, 2012	3,931,759
Cinemark, Inc.
3,590,317	Term Loan, 7.25%, Maturing October 5, 2013	3,516,267
Deluxe Entertainment Services
59,055	Term Loan, 5.10%, Maturing January 28, 2011	57,431
1,393,701	Term Loan, 7.45%, Maturing January 28, 2011	1,355,374
Easton-Bell Sports, Inc.
1,286,082	Term Loan, 6.85%, Maturing March 16, 2012	1,249,711
HEI Acquisition, LLC
1,925,000	Term Loan, 9.02%, Maturing April 13, 2014	1,886,500
Mega Blocks, Inc.
1,612,875	Term Loan, 7.25%, Maturing July 26, 2012	1,550,376
Metro-Goldwyn-Mayer Holdings, Inc.
7,936,582	Term Loan, 8.45%, Maturing April 8, 2012	7,629,039
National CineMedia, LLC
1,250,000	Term Loan, 7.46%, Maturing February 13, 2015	1,210,156
Regal Cinemas Corp.
4,009,501	Term Loan, 6.70%, Maturing November 10, 2010	3,926,348
Revolution Studios Distribution Co., LLC
1,274,721	Term Loan, 8.51%, Maturing December 21, 2014	1,268,347
800,000	Term Loan, 11.76%, Maturing June 21, 2015	788,000

Principal Amount*	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
Six Flags Theme Parks, Inc.
$3,142,125	Term Loan, 7.75%, Maturing April 30, 2015	$3,001,713
Southwest Sports Group, LLC
1,875,000	Term Loan, 7.75%, Maturing December 22, 2010	1,842,187
Universal City Development Partners, Ltd.
1,721,345	Term Loan, 7.33%, Maturing June 9, 2011	1,706,284
WMG Acquisition Corp.
875,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	849,844
9,722,387	Term Loan, 7.42%, Maturing February 28, 2011	9,515,786
		$53,021,254
Lodging and Casinos — 4.3%
Ameristar Casinos, Inc.
$1,080,750	Term Loan, 8.43%, Maturing November 10, 2012	$1,072,644
Bally Technologies, Inc.
4,603,281	Term Loan, 8.64%, Maturing September 5, 2009	4,589,853
CCM Merger, Inc.
2,432,782	Term Loan, 7.30%, Maturing April 25, 2012	2,381,085
Isle of Capri Casinos, Inc.
401,471	Term Loan, 0.00%, Maturing November 30, 2013(2)	387,470
533,956	Term Loan, 6.64%, Maturing November 30, 2013	515,334
1,334,889	Term Loan, 6.74%, Maturing November 30, 2013	1,288,335
LodgeNet Entertainment Corp.
822,938	Term Loan, 7.20%, Maturing April 4, 2014	809,308
New World Gaming Partners, Ltd
1,020,833	Term Loan, Maturing June 30, 2014(3)	980,000
204,167	Term Loan, Maturing June 30, 2014(3)	196,000
Penn National Gaming, Inc.
6,438,600	Term Loan, 6.90%, Maturing October 3, 2012	6,405,963
Venetian Casino Resort/Las Vegas Sands Inc.
865,000	Term Loan, 0.00%, Maturing May 14, 2014(2)	841,171
3,451,350	Term Loan, 6.95%, Maturing May 23, 2014	3,356,272
VML US Finance, LLC
441,667	Term Loan, 7.45%, Maturing May 25, 2012	433,425
883,333	Term Loan, 7.45%, Maturing May 25, 2013	866,849
Wimar Opco, LLC
1,883,308	Term Loan, 7.45%, Maturing January 3, 2012	1,840,933
		$25,964,642
Nonferrous Metals / Minerals — 2.3%
Alpha Natural Resources, LLC
$859,687	Term Loan, 6.95%, Maturing October 26, 2012	$855,748

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Nonferrous Metals / Minerals (continued)
Euramax International, Inc.
$603,422	Term Loan, 8.24%, Maturing June 28, 2012	$562,188
501,316	Term Loan, 13.24%, Maturing June 28, 2013	440,322
248,684	Term Loan, 13.24%, Maturing June 28, 2013	218,428
Magnum Coal Co.
186,364	Term Loan, 8.01%, Maturing March 15, 2013	170,057
1,835,682	Term Loan, 8.42%, Maturing March 15, 2013	1,675,060
Murray Energy Corp.
906,750	Term Loan, 8.54%, Maturing January 28, 2010	906,750
Neo Material Technologies, Inc.
1,095,000	Term Loan, 8.69%, Maturing August 31, 2009	1,095,000
Noranda Aluminum Acquisition
1,000,000	Term Loan, Maturing May 18, 2014(3)	986,300
402,563	Term Loan, 7.51%, Maturing May 28, 2014	389,380
Novelis, Inc.
2,019,937	Term Loan, 7.20%, Maturing June 28, 2014	1,968,596
Oxbow Carbon and Mineral Holdings
3,134,469	Term Loan, 7.19%, Maturing May 8, 2014	3,022,803
275,242	Term Loan, 7.20%, Maturing May 8, 2014	265,437
Thompson Creek Metals Co.
1,208,500	Term Loan, 9.56%, Maturing October 26, 2012	1,211,521
		$13,767,590
Oil and Gas — 2.9%
Atlas Pipeline Partners, L.P.
$1,500,000	Term Loan, 7.55%, Maturing July 20, 2014	$1,499,062
Big West Oil, LLC
398,750	Term Loan, 0.00%, Maturing May 1, 2014(2)	386,787
324,438	Term Loan, 7.45%, Maturing May 1, 2014	314,704
Concho Resources, Inc.
362,724	Term Loan, 9.76%, Maturing March 27, 2012	361,817
Dresser, Inc.
1,459,966	Term Loan, 7.99%, Maturing May 4, 2014	1,433,049
1,000,000	Term Loan, 11.13%, Maturing May 4, 2015	976,875
El Paso Corp.
1,350,000	Term Loan, 5.22%, Maturing July 31, 2011	1,333,969
Enterprise GP Holdings L.P
1,125,000	Term Loan, Maturing October 31, 2014(3)	1,123,243
Key Energy Services, Inc.
1,174,087	Term Loan, 7.64%, Maturing June 30, 2012	1,170,786
Kinder Morgan, Inc.
3,820,428	Term Loan, 6.26%, Maturing May 21, 2014	3,732,875

	Principal Amount*	Borrower/Tranche Description	Value
	Oil and Gas (continued)
	Niska Gas Storage
	$120,380	Term Loan, 7.28%, Maturing May 13, 2011	$117,672
	99,082	Term Loan, 7.32%, Maturing May 13, 2011	96,853
	67,117	Term Loan, 7.33%, Maturing May 13, 2011	65,607
	611,644	Term Loan, 7.32%, Maturing May 12, 2013	597,882
	Primary Natural Resources, Inc.
	1,526,750	Term Loan, 7.50%, Maturing July 28, 2010(4)	1,507,666
	Targa Resources, Inc.
	1,365,968	Term Loan, 5.07%, Maturing October 31, 2012	1,356,064
	978,380	Term Loan, 7.53%, Maturing October 31, 2012	971,286
			$17,046,197
	Publishing — 11.5%
	American Media Operations, Inc.
	$4,275,000	Term Loan, 8.80%, Maturing January 31, 2013	$4,226,906
	Aster Zweite Beteiligungs GmbH
	775,000	Term Loan, 7.39%, Maturing September 27, 2013	748,359
	CanWest MediaWorks, Ltd.
	798,000	Term Loan, 7.54%, Maturing July 10, 2014	790,020
	Dex Media West, LLC
	2,475,784	Term Loan, 7.05%, Maturing March 9, 2010	2,452,264
	GateHouse Media Operating, Inc.
	600,000	Term Loan, 7.27%, Maturing August 28, 2014	559,875
	1,350,000	Term Loan, 7.51%, Maturing August 28, 2014	1,259,719
	675,000	Term Loan, 7.72%, Maturing August 28, 2014	630,281
	Idearc, Inc.
	7,418,938	Term Loan, 7.20%, Maturing November 17, 2014	7,325,815
	Josten's Corp.
	1,509,741	Term Loan, 7.20%, Maturing October 4, 2011	1,499,362
	Laureate Education, Inc.
	222,285	Term Loan, 0.00%, Maturing August 17, 2014(2)	218,728
	1,500,423	Term Loan, 8.73%, Maturing August 17, 2014	1,476,416
	MediaNews Group, Inc.
	962,813	Term Loan, 7.14%, Maturing August 2, 2013	921,893
	Mediannuaire Holding
EUR	500,000	Term Loan, 9.00%, Maturing April 10, 2016	707,778
	Merrill Communications, LLC
	1,290,697	Term Loan, 7.27%, Maturing February 9, 2009	1,271,337
	1,000,000	Term Loan, 11.25%, Maturing November 15, 2013	985,000
	Nebraska Book Co., Inc.
	1,398,489	Term Loan, 7.65%, Maturing March 4, 2011	1,377,512
	Nelson Education, Ltd.
	500,000	Term Loan, 7.70%, Maturing July 5, 2014	469,375
	Nielsen Finance, LLC
	6,855,760	Term Loan, 7.36%, Maturing August 9, 2013	6,685,319

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Publishing (continued)
	Philadelphia Newspapers, LLC
	$713,495	Term Loan, 8.75%, Maturing June 29, 2013	$656,416
	R.H. Donnelley Corp.
	3,161,529	Term Loan, 7.01%, Maturing June 30, 2010	3,123,768
	Reader's Digest Association
	3,283,521	Term Loan, 7.54%, Maturing March 2, 2014	3,122,628
	Riverdeep Interactive Learning USA, Inc.
	3,805,952	Term Loan, Maturing December 20, 2013(3)	3,790,093
	SGS International, Inc.
	687,750	Term Loan, 7.84%, Maturing December 30, 2011	680,872
	Source Media, Inc.
	1,658,707	Term Loan, 7.07%, Maturing November 8, 2011	1,615,166
	SP Newsprint Co.
	3,866,667	Term Loan, 4.75%, Maturing January 9, 2010	3,789,333
	The Star Tribune Co.
	1,866,667	Term Loan, 7.74%, Maturing May 17, 2009	1,847,854
	3,965,063	Term Loan, 8.24%, Maturing May 17, 2014	3,691,473
	TL Acquisitions, Inc.
	1,925,000	Term Loan, 7.95%, Maturing July 5, 2014	1,866,180
	Trader Media Corp.
GBP	2,334,000	Term Loan, 8.42%, Maturing March 23, 2015	4,666,715
	Xsys US, Inc.
	1,872,229	Term Loan, 7.39%, Maturing September 27, 2013	1,807,872
	1,896,271	Term Loan, 7.39%, Maturing September 27, 2014	1,838,198
	Yell Group, PLC
	2,600,000	Term Loan, 6.75%, Maturing February 10, 2013	2,570,142
			$68,672,669
	Radio and Television — 5.6%
	Block Communications, Inc.
	$835,125	Term Loan, 7.20%, Maturing December 22, 2011	$805,896
	CMP KC, LLC
	976,188	Term Loan, 9.26%, Maturing May 5, 2013	922,498
	CMP Susquehanna Corp.
	1,332,500	Term Loan, 7.07%, Maturing May 5, 2013	1,292,525
	Discovery Communications, Inc.
	2,418,938	Term Loan, 7.20%, Maturing April 30, 2014	2,392,733
	Emmis Operating Co.
	799,425	Term Loan, 7.20%, Maturing November 2, 2013	782,437
	Entravision Communications Corp.
	1,298,500	Term Loan, 6.73%, Maturing September 29, 2013	1,278,481
	Gray Television, Inc.
	1,262,250	Term Loan, 6.73%, Maturing January 19, 2015	1,220,175

	Principal Amount*	Borrower/Tranche Description	Value
	Radio and Television (continued)
	HIT Entertainment, Inc.
	$1,004,512	Term Loan, 7.17%, Maturing March 20, 2012	$985,678
	NEP II, Inc.
	621,873	Term Loan, 7.45%, Maturing February 16, 2014	595,055
	Nexstar Broadcasting, Inc.
	3,494,874	Term Loan, 6.95%, Maturing October 1, 2012	3,376,922
	NextMedia Operating, Inc.
	247,444	Term Loan, 7.05%, Maturing November 15, 2012	236,927
	109,974	Term Loan, 7.12%, Maturing November 15, 2012	105,300
	PanAmSat Corp.
	2,450,250	Term Loan, 7.12%, Maturing January 3, 2014	2,425,529
	Paxson Communications Corp.
	2,500,000	Term Loan, 8.49%, Maturing January 15, 2012	2,475,000
	Raycom TV Broadcasting, LLC
	875,000	Term Loan, 6.31%, Maturing June 25, 2014	853,125
	SFX Entertainment
	1,147,816	Term Loan, 7.95%, Maturing June 21, 2013	1,130,598
	Sirius Satellite Radio, Inc.
	500,000	Term Loan, 7.25%, Maturing December 19, 2012	483,437
	Tyrol Acquisition 2 SAS
EUR	800,000	Term Loan, 6.37%, Maturing January 19, 2015	1,123,582
EUR	800,000	Term Loan, 6.62%, Maturing January 19, 2016	1,128,345
	Univision Communications, Inc.
	750,000	Term Loan, 7.25%, Maturing March 29, 2009	745,312
	255,872	Term Loan, 0.00%, Maturing September 29, 2014(2)	242,919
	7,369,128	Term Loan, 7.20%, Maturing September 29, 2014	6,996,065
	Young Broadcasting, Inc.
	1,703,463	Term Loan, 7.87%, Maturing November 3, 2012	1,635,324
			$33,233,863
	Rail Industries — 0.6%
	Kansas City Southern Railway Co.
	$1,999,687	Term Loan, 6.68%, Maturing March 30, 2008	$1,965,193
	RailAmerica, Inc.
	1,550,000	Term Loan, 7.81%, Maturing August 14, 2008	1,528,687
			$3,493,880
	Retailers (Except Food and Drug) — 3.5%
	American Achievement Corp.
	$392,234	Term Loan, 7.49%, Maturing March 25, 2011	$384,390
	Amscan Holdings, Inc.
	497,500	Term Loan, 7.56%, Maturing May 25, 2013	482,575
	Claire's Stores, Inc.
	349,125	Term Loan, 7.95%, Maturing May 24, 2014	330,087

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Retailers (Except Food and Drug) (continued)
	Coinmach Laundry Corp.
	$3,475,285	Term Loan, 7.74%, Maturing December 19, 2012	$3,457,909
	Cumberland Farms, Inc.
	1,559,250	Term Loan, 7.64%, Maturing September 29, 2013	1,543,657
	Educate, Inc.
	500,000	Term Loan, 10.45%, Maturing June 14, 2014	493,750
	Harbor Freight Tools USA, Inc.
	1,714,570	Term Loan, 7.29%, Maturing July 15, 2010	1,650,006
	Mapco Express, Inc.
	538,749	Term Loan, 7.74%, Maturing April 28, 2011	529,995
	Neiman Marcus Group, Inc.
	802,215	Term Loan, 7.45%, Maturing April 5, 2013	790,817
	Orbitz Worldwide, Inc.
	1,180,000	Term Loan, 8.20%, Maturing July 25, 2014	1,164,513
	Oriental Trading Co., Inc.
	1,125,000	Term Loan, 10.76%, Maturing January 31, 2013	1,088,438
	1,589,131	Term Loan, 7.40%, Maturing July 31, 2013	1,535,498
	Rent-A-Center, Inc.
	1,036,136	Term Loan, 7.20%, Maturing November 15, 2012	1,017,140
	Rover Acquisition Corp.
	2,233,125	Term Loan, 7.33%, Maturing October 26, 2013	2,185,671
	Savers, Inc.
	707,484	Term Loan, 7.99%, Maturing August 11, 2012	689,797
	The Yankee Candle Company, Inc.
	1,293,500	Term Loan, 7.20%, Maturing February 6, 2014	1,260,354
	Vivarte
EUR	750,000	Term Loan, 6.77%, Maturing May 29, 2015	1,014,669
EUR	750,000	Term Loan, 7.27%, Maturing May 29, 2016	1,019,552
			$20,638,818
	Steel — 0.4%
	Algoma Acquisition Corp.
	$500,000	Term Loan, Maturing June 20, 2013(3)	$485,000
	972,563	Term Loan, 8.09%, Maturing June 20, 2013	936,023
	Niagara Corp.
	1,022,438	Term Loan, 9.82%, Maturing June 29, 2014	981,540
			$2,402,563
	Surface Transport — 1.1%
	Gainey Corp.
	$748,798	Term Loan, 10.44%, Maturing April 20, 2012	$662,686
	Oshkosh Truck Corp.
	1,925,625	Term Loan, 7.45%, Maturing December 6, 2013	1,897,644
	Ozburn-Hessey Holding Co., LLC
	490,687	Term Loan, 8.53%, Maturing August 9, 2012	471,059

	Principal Amount*	Borrower/Tranche Description	Value
	Surface Transport (continued)
	SIRVA Worldwide, Inc.
	$1,599,041	Term Loan, 12.50%, Maturing December 1, 2010	$1,132,654
	Swift Transportation Co., Inc.
	2,805,814	Term Loan, 8.38%, Maturing May 10, 2014	2,479,638
			$6,643,681
	Telecommunications — 5.4%
	Alaska Communications Systems Holdings, Inc.
	$990,000	Term Loan, 6.95%, Maturing February 1, 2012	$970,448
	American Cellular Corp.
	2,064,625	Term Loan, 7.24%, Maturing March 15, 2014	2,060,110
	Asurion Corp.
	1,400,000	Term Loan, 8.36%, Maturing July 13, 2012	1,371,563
	1,000,000	Term Loan, 11.72%, Maturing January 13, 2013	974,063
	Centennial Cellular Operating Co., LLC
	4,445,833	Term Loan, 7.22%, Maturing February 9, 2011	4,403,358
	Consolidated Communications, Inc.
	2,563,752	Term Loan, 6.95%, Maturing July 27, 2015	2,555,740
	FairPoint Communications, Inc.
	2,980,000	Term Loan, 7.00%, Maturing February 8, 2012	2,954,670
	Intelsat Bermuda, Ltd.
	1,075,000	Term Loan, 7.86%, Maturing February 1, 2014	1,065,594
	Intelsat Subsidiary Holding Co.
	965,250	Term Loan, 7.12%, Maturing July 3, 2013	955,718
	Iowa Telecommunications Services
	2,616,000	Term Loan, 6.99%, Maturing November 23, 2011	2,587,389
	IPC Systems, Inc.
	1,097,250	Term Loan, 7.45%, Maturing May 31, 2014	1,024,832
	500,000	Term Loan, 10.45%, Maturing May 31, 2015	447,188
	Macquarie UK Broadcast Ventures, Ltd.
GBP	775,000	Term Loan, 8.04%, Maturing December 26, 2014	1,571,710
	NTelos, Inc.
	1,174,812	Term Loan, 7.01%, Maturing August 24, 2011	1,163,798
	Stratos Global Corp.
	1,039,500	Term Loan, 7.95%, Maturing February 13, 2012	1,022,175
	Telesat Canada, Inc.
	51,532	Term Loan, Maturing October 22, 2014(3)	51,113
	602,924	Term Loan, Maturing October 22, 2014(3)	598,026
	Trilogy International Partners
	850,000	Term Loan, 8.70%, Maturing June 29, 2012	841,500
	Triton PCS, Inc.
	2,717,599	Term Loan, 8.01%, Maturing November 18, 2009	2,715,335
	Windstream Corp.
	3,082,181	Term Loan, 6.71%, Maturing July 17, 2013	3,066,219
			$32,400,549

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Utilities — 4.2%
	AEI Finance Holding, LLC
	$269,751	Revolving Loan, 5.10%, Maturing March 30, 2012	$264,356
	2,033,257	Term Loan, 8.20%, Maturing March 30, 2014	1,992,592
	Astoria Generating Co.
	1,000,000	Term Loan, 8.96%, Maturing August 23, 2013	992,875
	BRSP, LLC
	1,826,611	Term Loan, 8.38%, Maturing July 13, 2009	1,803,779
	Calpine Corp.
	845,750	DIP Loan, 7.45%, Maturing March 30, 2009	838,576
	Cogentrix Delaware Holdings, Inc.
	519,888	Term Loan, 6.26%, Maturing April 14, 2012	510,140
	Covanta Energy Corp.
	569,072	Term Loan, 5.10%, Maturing February 9, 2014	554,371
	1,150,148	Term Loan, 6.88%, Maturing February 9, 2014	1,120,436
	Electricinvest Holding Co.
EUR	476,616	Term Loan, 8.18%, Maturing October 24, 2012	665,410
GBP	480,000	Term Loan, 10.07%, Maturing October 24, 2012	968,149
	Elster Group GmbH (Ruhrgas)
	803,389	Term Loan, 7.63%, Maturing June 12, 2013	798,870
	803,389	Term Loan, 7.88%, Maturing June 12, 2014	802,887
	LS Power Acquisition Co.
	600,000	Term Loan, 8.94%, Maturing November 1, 2014	586,500
	Mach General, LLC
	67,969	Term Loan, 7.20%, Maturing February 22, 2013	65,913
	652,104	Term Loan, 7.50%, Maturing February 22, 2014	632,377
	Mirant North America, LLC
	874,583	Term Loan, 6.50%, Maturing January 3, 2013	861,009
	NRG Energy, Inc.
	2,675,000	Term Loan, 0.00%, Maturing June 1, 2014(2)	2,622,934
	2,093,940	Term Loan, 6.85%, Maturing June 1, 2014	2,053,502
	5,030,780	Term Loan, 6.95%, Maturing June 1, 2014	4,933,625
	Pike Electric, Inc.
	180,797	Term Loan, 6.69%, Maturing July 1, 2012	178,876
	420,059	Term Loan, 6.63%, Maturing December 10, 2012	415,596
	TXU Texas Competitive Electric Holdings Co., LLC
	850,000	Term Loan, Maturing October 10, 2014(3)	850,264
	850,000	Term Loan, Maturing October 10, 2014(3)	850,000
			$25,363,037
Total Senior Floating-Rate Interests (identified cost $923,870,033)			$906,043,735

Corporate Bonds & Notes — 11.3%
Principal Amount* (000's omitted)	Security	Value
Aerospace and Defense — 0.0%
Alion Science and Technologies, Corp.
$145	10.25%, 2/1/15	$136,300
DRS Technologies, Inc., Sr. Sub. Notes
80	7.625%, 2/1/18	82,200
		$218,500
Air Transport — 0.0%
Continental Airlines
$258	7.033%, 6/15/11	$250,982
		$250,982
Automotive — 0.2%
Altra Industrial Motion, Inc.
$225	9.00%, 12/1/11	$227,250
110	9.00%, 12/1/11	111,100
American Axle & Manufacturing, Inc.
135	7.875%, 3/1/17	132,300
Commercial Vehicle Group, Inc., Sr. Notes
100	8.00%, 7/1/13	96,500
Ford Motor Credit Co., Sr. Notes
15	9.875%, 8/10/11	14,989
Goodyear Tire & Rubber Co., Sr. Notes, Variable Rate
180	9.135%, 12/1/09	183,150
Tenneco Automotive, Inc., Sr. Sub. Notes
255	8.625%, 11/15/14	261,375
		$1,026,664
Broadcast Radio and Television — 0.0%
Warner Music Group, Sr. Sub. Notes
$55	7.375%, 4/15/14	$49,087
		$49,087
Brokers / Dealers / Investment Houses — 0.1%
Nuveen Investments, Inc.
$30	5.00%, 9/15/10	$26,356
Nuveen Investments, Inc., Sr. Notes
200	10.50%, 11/15/15(5)	202,750
Residential Capital LLC, Sub. Notes, Variable Rate
725	8.044%, 4/17/09(5)	450,406
		$679,512

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount* (000's omitted)	Security	Value
	Building and Development — 0.8%
	Grohe Holding GMBH, Variable Rate
EUR	2,000	7.607%, 1/15/14	$2,784,994
	Interface, Inc.
	500	10.375%, 2/1/10	532,500
	Nortek, Inc., Sr. Sub. Notes
	850	8.50%, 9/1/14	756,500
	NTK Holdings, Inc., Sr. Disc. Notes
	360	10.75%, 3/1/14	237,600
	Panolam Industries International, Sr. Sub. Notes
	420	10.75%, 10/1/13(5)	401,100
	Realogy Corp., Sr. Notes
	50	10.50%, 4/15/14(5)	41,687
	Stanley Martin Co.
	80	9.75%, 8/15/15	54,800
			$4,809,181
	Business Equipment and Services — 0.6%
	Affinion Group, Inc.
	$95	10.125%, 10/15/13	$99,512
	135	11.50%, 10/15/15	141,412
	Ceridian Corp., Sr. Notes
	330	11.25%, 11/15/15(5)	327,525
	Education Management, LLC
	275	8.75%, 6/1/14	285,312
	655	10.25%, 6/1/16	691,025
	KAR Holdings, Inc., Sr. Notes, Variable Rate
	130	9.356%, 5/1/14(5)	124,150
	MediMedia USA, Inc., Sr. Sub Notes
	170	11.375%, 11/15/14(5)	178,500
	Neff Corp., Sr. Notes
	40	10.00%, 6/1/15	29,000
	Norcross Safety Products, LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B
	40	9.875%, 8/15/11	41,600
	Safety Products Holdings, Inc. Sr. Notes (PIK)
	455	11.75%, 1/1/12	468,785
	SunGard Data Systems, Inc.
	85	9.125%, 8/15/13	87,125
	Travelport, LLC
	475	9.875%, 9/1/14	491,625
	70	11.875%, 9/1/16	75,950
	West Corp.
	685	9.50%, 10/15/14	707,262
			$3,748,783

Principal Amount* (000's omitted)	Security	Value
Cable and Satellite Television — 0.4%
CCH I Holdings, LLC
$105	11.75%, 5/15/14	$92,137
CCH I, LLC/CCH I Capital Co.
295	11.00%, 10/1/15	287,625
CCH II, LLC/CCH II Capital Co.
260	10.25%, 9/15/10	265,850
CCO Holdings, LLC / CCO Capital Corp., Sr. Notes
730	8.75%, 11/15/13	733,650
CSC Holdings, Inc., Sr. Notes
75	6.75%, 4/15/12	72,937
Insight Communications, Sr. Disc. Notes
380	12.25%, 2/15/11	394,250
Kabel Deutschland GmbH
190	10.625%, 7/1/14	207,100
Mediacom Broadband Group Corp., LLC, Sr. Notes
115	8.50%, 10/15/15	113,850
Quebecor Media, Inc., Sr. Notes
80	7.75%, 3/15/16(5)	77,600
		$2,244,999
Chemicals and Plastics — 0.3%
Equistar Chemical, Sr. Notes
$37	10.625%, 5/1/11	$38,850
INEOS Group Holdings PLC
355	8.50%, 2/15/16(5)	339,025
Lyondell Chemical Co., Sr. Notes
938	10.50%, 6/1/13	1,015,385
Nova Chemicals Corp., Sr. Notes, Variable Rate
195	8.484%, 11/15/13	192,562
Reichhold Industries, Inc., Sr. Notes
445	9.00%, 8/15/14(5)	453,900
		$2,039,722
Clothing / Textiles — 0.3%
Levi Strauss & Co., Sr. Notes
$140	9.75%, 1/15/15	$146,825
320	8.875%, 4/1/16	329,600
Oxford Industries, Inc., Sr. Notes
735	8.875%, 6/1/11	738,675
Perry Ellis International, Inc., Sr. Sub. Notes
325	8.875%, 9/15/13	326,625
Phillips-Van Heusen, Sr. Notes
55	7.25%, 2/15/11	55,550
		$1,597,275

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount* (000's omitted)	Security	Value
Conglomerates — 0.1%
Goodman Global Holdings, Inc., Sr. Notes, Variable Rate
$210	8.36%, 6/15/12	$211,575
RBS Global & Rexnord Corp.
175	9.50%, 8/1/14	181,562
155	11.75%, 8/1/16	165,075
		$558,212
Containers and Glass Products — 0.3%
Intertape Polymer US, Inc., Sr. Sub. Notes
$310	8.50%, 8/1/14	$289,850
Pliant Corp. (PIK)
1,282	11.85%, 6/15/09	1,307,899
Smurfit-Stone Container Enterprises, Inc., Sr. Notes
145	8.00%, 3/15/17	144,819
		$1,742,568
Cosmetics / Toiletries — 0.1%
Bausch & Lomb, Inc., Sr. Notes
$190	9.875%, 11/1/15(5)	$196,175
Revlon Consumer Products Corp., Sr. Sub. Notes
210	8.625%, 2/1/08	205,275
		$401,450
Ecological Services and Equipment — 0.1%
Waste Services, Inc., Sr. Sub. Notes
$440	9.50%, 4/15/14	$442,200
		$442,200
Electronics / Electrical — 0.3%
Advanced Micro Devices, Inc., Sr. Notes
$445	7.75%, 11/1/12	$412,737
Amkor Technologies, Inc., Sr. Notes
135	7.75%, 5/15/13	131,119
Avago Technologies Finance
90	11.875%, 12/1/15	101,250
Avago Technologies Finance, Variable Rate
170	10.125%, 12/1/13	184,450
NXP BV/NXP Funding, LLC
10	7.875%, 10/15/14	9,812
NXP BV/NXP Funding, LLC, Variable Rate
775	7.993%, 10/15/13	737,219
		$1,576,587

Principal Amount* (000's omitted)	Security	Value
Financial Intermediaries — 1.0%
Alzette, Variable Rate
$750	11.86%, 12/15/20(4)	$738,750
Comstock Funding, Ltd., Series 2006-1A, Class D, Variable Rate
750	9.755%, 5/30/20(4)(5)	601,066
E*Trade Financial Corp.
240	7.875%, 12/1/15	229,200
First CLO, Ltd., Sr. Sub. Notes, Variable Rate
1,000	7.31%, 7/27/16(4)(5)	921,996
Ford Motor Credit Co.
715	7.375%, 10/28/09	689,894
340	7.875%, 6/15/10	327,960
Ford Motor Credit Co., Sr. Notes
50	5.80%, 1/12/09	48,251
General Motors Acceptance Corp.
400	6.375%, 5/1/08	398,000
100	5.85%, 1/14/09	96,519
160	7.75%, 1/19/10	154,951
325	7.25%, 3/2/11	307,537
40	7.00%, 2/1/12	36,564
General Motors Acceptance Corp., Variable Rate
110	6.808%, 5/15/09	103,534
Schiller Park CLO Ltd., 2007-1A D, Variable Rate
1,000	6.834%, 4/25/21(4)(5)	881,039
Sonata Securities S.A., Series 2006-6
489	8.85%, 12/28/07	488,855
		$6,024,116
Food Products — 0.1%
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes
$495	11.50%, 11/1/11	$460,350
Dole Food Co., Inc.
210	7.25%, 6/15/10	200,550
Dole Food Co., Sr. Notes
45	8.625%, 5/1/09	45,450
Pierre Foods, Inc., Sr. Sub. Notes
55	9.875%, 7/15/12	45,925
		$752,275
Food Service — 0.1%
Aramark Corp., Sr. Notes
$60	8.50%, 2/1/15	$61,050
El Pollo Loco, Inc.
370	11.75%, 11/15/13	373,700

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount* (000's omitted)	Security	Value
Food Service (continued)
NPC International, Inc., Sr. Sub. Notes
$350	9.50%, 5/1/14	$329,000
		$763,750
Food / Drug Retailers — 0.4%
General Nutrition Center, Sr. Notes, Variable Rate (PIK)
$345	10.009%, 3/15/14	$333,787
General Nutrition Center, Sr. Sub. Notes
345	10.75%, 3/15/15	337,237
Rite Aid Corp.
685	6.125%, 12/15/08(5)	679,862
285	7.50%, 1/15/15	272,175
80	8.625%, 3/1/15	71,400
100	9.375%, 12/15/15(5)	92,750
530	9.50%, 6/15/17(5)	492,900
		$2,280,111
Forest Products — 0.2%
Abitibi-Consolidated Finance
$175	7.875%, 8/1/09	$168,875
Georgia-Pacific Corp.
5	9.50%, 12/1/11	5,300
Jefferson Smurfit Corp.
75	7.50%, 6/1/13	73,500
NewPage Corp.
460	10.00%, 5/1/12	488,750
70	12.00%, 5/1/13	75,950
NewPage Corp., Variable Rate
135	11.606%, 5/1/12	146,137
		$958,512
Healthcare — 0.7%
Accellent, Inc.
$210	10.50%, 12/1/13	$198,975
Advanced Medical Optics, Inc., Sr. Sub. Notes
70	7.50%, 5/1/17	66,325
AMR HoldCo, Inc., Sr. Sub. Notes
325	10.00%, 2/15/15	346,937
HCA, Inc.
780	8.75%, 9/1/10	797,550
150	7.875%, 2/1/11	148,875
135	9.125%, 11/15/14	140,062
350	9.25%, 11/15/16	369,250

Principal Amount* (000's omitted)	Security	Value
Healthcare (continued)
MultiPlan, Inc., Sr. Sub. Notes
$485	10.375%, 4/15/16(5)	$498,337
National Mentor Holdings, Inc.
315	11.25%, 7/1/14	335,475
Res-Care, Inc., Sr. Notes
195	7.75%, 10/15/13	194,025
Service Corp. International, Sr. Notes
240	7.00%, 6/15/17	235,800
Universal Hospital Services, Inc. (PIK)
40	8.50%, 6/1/15 PIK(5)	40,900
Universal Hospital Services, Inc., Variable Rate
40	8.759%, 6/1/15(5)(6)	40,300
US Oncology, Inc.
265	9.00%, 8/15/12	266,987
515	10.75%, 8/15/14	538,175
Varietal Distribution Merger, Inc., Sr. Notes (PIK)
40	10.25%, 7/15/15(5)	39,400
		$4,257,373
Home Furnishings — 0.0%
Interline Brands, Inc., Sr. Sub. Notes
$135	8.125%, 6/15/14	$135,337
		$135,337
Industrial Equipment — 0.1%
Chart Industries, Inc., Sr. Sub. Notes
$195	9.125%, 10/15/15	$204,262
ESCO Corp., Sr. Notes
145	8.625%, 12/15/13(5)	148,262
ESCO Corp., Sr. Notes, Variable Rate
145	9.569%, 12/15/13(5)	145,725
		$498,249
Insurance — 0.0%
Alliant Holdings I, Inc.
$100	11.00%, 5/1/15(3)(5)	$96,500
		$96,500
Leisure Goods / Activities / Movies — 0.4%
AMC Entertainment, Inc.
$135	11.00%, 2/1/16	$146,813
Bombardier, Inc., Sr. Notes
130	8.00%, 11/15/14(5)	135,850

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount* (000's omitted)	Security	Value
Leisure Goods / Activities / Movies (continued)
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
$195	12.50%, 4/1/13(5)	$190,125
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
360	9.894%, 4/1/12(5)	362,250
Marquee Holdings, Inc., Sr. Disc. Notes
790	12.00%, 8/15/14	673,475
Universal City Development Partners, Sr. Notes
310	11.75%, 4/1/10	326,275
Universal City Florida Holdings, Sr. Notes, Variable Rate
680	10.106%, 5/1/10	698,700
		$2,533,488
Lodging and Casinos — 1.0%
Buffalo Thunder Development Authority
$375	9.375%, 12/15/14(5)	$352,500
CCM Merger, Inc.
230	8.00%, 8/1/13(5)	221,950
Chukchansi EDA, Sr. Notes, Variable Rate
280	8.859%, 11/15/12(5)	281,400
Fontainebleau Las Vegas Casino, LLC
485	10.25%, 6/15/15(5)	455,900
Galaxy Entertainment Finance
200	9.875%, 12/15/12(5)	215,500
Galaxy Entertainment Finance, Variable Rate
175	10.409%, 12/15/10(5)	182,000
Greektown Holdings, LLC, Sr. Notes
100	10.75%, 12/1/13(5)	100,000
Indianapolis Downs, LLC & Capital Corp., Sr. Notes
105	11.00%, 11/1/12(5)	106,050
Inn of the Mountain Gods, Sr. Notes
625	12.00%, 11/15/10	662,500
Majestic HoldCo, LLC, (0.00% until 2008)
140	12.50%, 10/15/11(5)	100,100
Majestic Star Casino, LLC
340	9.50%, 10/15/10	336,600
MGM Mirage, Inc.
160	7.50%, 6/1/16	159,800
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
95	8.00%, 4/1/12	97,494
OED Corp./Diamond Jo, LLC
475	8.75%, 4/15/12	476,188
Pinnacle Entertainment Inc., Sr. Sub. Notes
140	7.50%, 6/15/15(5)	135,800
Pokagon Gaming Authority, Sr. Notes
110	10.375%, 6/15/14(5)	122,100

Principal Amount* (000's omitted)	Security	Value
Lodging and Casinos (continued)
San Pasqual Casino
$110	8.00%, 9/15/13(5)	$111,650
Seminole Hard Rock Entertainment, Variable Rate
175	8.194%, 3/15/14(5)	171,938
Station Casinos, Inc.
55	7.75%, 8/15/16	54,106
Station Casinos, Inc., Sr. Notes
95	6.00%, 4/1/12	88,588
Trump Entertainment Resorts, Inc.
1,205	8.50%, 6/1/15	1,027,263
Tunica-Biloxi Gaming Authority, Sr. Notes
310	9.00%, 11/15/15(5)	323,950
Turning Stone Resort Casinos, Sr. Notes
75	9.125%, 9/15/14(5)	78,000
Venetian Casino Resort/Las Vegas Sands Inc.
35	6.375%, 2/15/15	34,169
Waterford Gaming, LLC, Sr. Notes
348	8.625%, 9/15/14(5)	349,740
		$6,245,286
Nonferrous Metals / Minerals — 0.3%
Aleris International, Inc., Sr. Notes
$65	9.00%, 12/15/14	$58,988
Aleris International, Inc., Sr. Sub. Notes
630	10.00%, 12/15/16	557,550
Alpha Natural Resources, Sr. Notes
135	10.00%, 6/1/12	144,450
FMG Finance PTY, Ltd., Variable Rate
195	9.621%, 9/1/11(5)	203,288
490	10.625%, 9/1/16(5)	583,100
		$1,547,376
Oil and Gas — 0.9%
Allis-Chalmers Energy, Inc.
$90	8.50%, 3/1/17	$88,425
Allis-Chalmers Energy, Inc., Sr. Notes
425	9.00%, 1/15/14	432,438
Cimarex Energy Co., Sr. Notes
120	7.125%, 5/1/17	120,450
Clayton Williams Energy, Inc.
160	7.75%, 8/1/13	150,800
Compton Pet Finance Corp.
360	7.625%, 12/1/13	346,500

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount* (000's omitted)	Security	Value
Oil and Gas (continued)
Denbury Resources, Inc., Sr. Sub. Notes
$50	7.50%, 12/15/15	$51,000
El Paso Corp., Sr. Notes
225	9.625%, 5/15/12	246,322
Encore Acquisition Co., Sr. Sub. Notes
155	7.25%, 12/1/17	149,188
Ocean Rig Norway AS, Sr. Notes
225	8.375%, 7/1/13(5)	231,188
OPTI Canada, Inc.
95	7.875%, 12/15/14(5)	94,763
180	8.25%, 12/15/14(5)	181,350
Parker Drilling Co., Sr. Notes
100	9.625%, 10/1/13	107,250
Petrohawk Energy Corp., Sr. Notes
795	9.125%, 7/15/13	847,669
Petroplus Finance, Ltd.
285	7.00%, 5/1/17(5)	269,325
Plains Exploration & Production Co.
255	7.00%, 3/15/17	243,525
Quicksilver Resources, Inc.
210	7.125%, 4/1/16	207,900
SemGroup L.P., Sr. Notes
540	8.75%, 11/15/15(5)	521,100
Sesi, LLC, Sr. Notes
60	6.875%, 6/1/14	58,500
Stewart & Stevenson, LLC, Sr. Notes
340	10.00%, 7/15/14	351,050
United Refining Co., Sr. Notes
865	10.50%, 8/15/12	898,519
VeraSun Energy Corp.
105	9.875%, 12/15/12	104,606
		$5,701,868
Publishing — 0.4%
CanWest Media, Inc.
$444	8.00%, 9/15/12	$434,908
Dex Media West, LLC
127	9.875%, 8/15/13	136,049
Harland Clarke Holdings
100	9.50%, 5/15/15	91,500
Idearc, Inc., Sr. Notes
220	8.00%, 11/15/16	221,650
MediaNews Group, Inc., Sr. Sub. Notes
100	6.875%, 10/1/13	76,500

Principal Amount* (000's omitted)	Security	Value
Publishing (continued)
Nielsen Finance, LLC
$175	10.00%, 8/1/14	$185,063
R.H. Donnelley Corp.
290	8.875%, 10/15/17(5)	291,450
Reader's Digest Association, Inc., (The), Sr. Sub. Notes
595	9.00%, 2/15/17(5)	533,269
		$1,970,389
Radio and Television — 0.1%
Intelsat Bermuda, Ltd.
$325	9.25%, 6/15/16	$338,813
Rainbow National Services, LLC, Sr. Sub. Debs.
210	10.375%, 9/1/14(5)	232,050
		$570,863
Rail Industries — 0.1%
American Railcar Industry
$175	7.50%, 3/1/14	$173,688
Kansas City Southern Mexico, Sr. Notes
245	7.625%, 12/1/13	251,125
55	7.375%, 6/1/14(5)	55,138
Kansas City Southern Railway Co.
95	9.50%, 10/1/08	97,613
		$577,564
Retailers (Except Food and Drug) — 0.8%
Amscan Holdings, Inc., Sr. Sub. Notes
$400	8.75%, 5/1/14	$380,000
Bon-Ton Department Stores, Inc.
125	10.25%, 3/15/14	110,000
GameStop Corp.
1,295	8.00%, 10/1/12	1,358,131
Michaels Stores, Inc., Sr. Notes
250	10.00%, 11/1/14	253,125
Michaels Stores, Inc., Sr. Sub. Notes
265	11.375%, 11/1/16	265,663
Neiman Marcus Group, Inc.
310	9.00%, 10/15/15	328,600
1,020	10.375%, 10/15/15	1,114,350
Sally Holdings, LLC, Sr. Notes
90	9.25%, 11/15/14	90,900
Toys R US Corp.
215	7.375%, 10/15/18	168,775

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount* (000's omitted)	Security	Value
Retailers (Except Food and Drug) (continued)
Yankee Acquisition Corp., Series B
$260	8.50%, 2/15/15	$245,050
280	9.75%, 2/15/17	260,400
		$4,574,994
Steel — 0.1%
RathGibson, Inc., Sr, Notes
$445	11.25%, 2/15/14	$461,688
Ryerson, Inc., Sr. Notes
30	12.00%, 11/1/15(5)	30,975
Ryerson, Inc., Sr. Notes, Variable Rate
20	12.574%, 11/1/14(5)	20,500
Steel Dynamics, Inc., Sr. Notes
205	7.375%, 11/1/12(5)	206,025
		$719,188
Surface Transport — 0.0%
CEVA Group PLC
$185	10.00%, 9/1/14(5)	$193,556
		$193,556
Telecommunications — 0.6%
Centennial Cellular Operating Co., LLC, Sr. Notes
$205	10.125%, 6/15/13	$218,838
Digicel Group, Ltd., Sr. Notes
275	9.25%, 9/1/12(5)	283,250
330	8.875%, 1/15/15(5)	308,979
342	9.125%, 1/15/15(5)	320,215
Level 3 Financing, Inc. Sr. Notes
225	9.25%, 11/1/14	213,188
325	8.75%, 2/15/17	298,188
Qwest Capital Funding, Inc.
100	7.00%, 8/3/09	100,750
50	7.90%, 8/15/10	51,500
Qwest Communications International, Inc.
500	7.50%, 2/15/14	508,750
Qwest Communications International, Inc., Sr. Notes
65	7.50%, 11/1/08	65,000
Qwest Corp., Sr. Notes
140	7.625%, 6/15/15	148,050
Qwest Corp., Sr. Notes, Variable Rate
925	8.944%, 6/15/13	990,906
Windstream Corp., Sr. Notes
190	8.125%, 8/1/13	201,875

Principal Amount* (000's omitted)	Security	Value
Telecommunications (continued)
$60	8.625%, 8/1/16	$64,500
		$3,773,989
Utilities — 0.4%
AES Corp., Sr. Notes
$155	8.00%, 10/15/17(5)	$157,131
Dynegy Holdings, Inc.
90	8.375%, 5/1/16	90,675
30	7.75%, 6/1/19(5)	28,313
Edison Mission Energy
100	7.50%, 6/15/13	101,875
Edison Mission Energy, Sr. Notes
125	7.00%, 5/15/17(5)	122,813
Energy Future Holdings, Sr. Note
370	10.875%, 11/1/17(5)	376,013
NGC Corp.
390	7.625%, 10/15/26	348,075
NRG Energy, Inc.
140	7.25%, 2/1/14	140,350
355	7.375%, 1/15/17	354,113
NRG Energy, Inc., Sr. Notes
120	7.375%, 2/1/16	120,000
Reliant Energy, Inc., Sr. Notes
20	7.625%, 6/15/14	20,275
55	7.875%, 6/15/17	55,756
Texas Competitive Electric Holdings Co. LLC, Sr. Notes
240	10.25%, 11/1/15(5)	242,400
		$2,157,789
Total Corporate Bonds & Notes (identified cost $69,462,739)		$67,718,295
Asset Backed Securities — 1.1%
Principal Amount*	Security	Value
Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
$760	7.449%, 2/24/19(4)(5)(6)	$683,115
Babson Ltd., 2005-1A, Class C1, Variable Rate
1,000	7.193%, 4/15/19(4)(5)(6)	885,057
Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
1,000	7.293%, 1/15/19(4)(5)(6)	896,952
Carlyle High Yield Partners, Series 2004-6A, Class C, Variable Rate
1,000	7.95%, 8/11/16(4)(5)(6)	930,130

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Security	Value
Centurion CDO 8 Ltd., Series 2005-8A, Class D, Variable Rate
$1,000	11.224%, 3/8/17(4)(6)	$928,087
Centurion CDO 9 Ltd., Series 2005-9A, Class Note
750	9.35%, 7/17/19(4)(6)	655,125
Dryden Leveraged Loan, Series 2004-6A, Class C1, Variable Rate
1,500	7.534%, 7/30/16(4)(5)(6)	1,386,901
Total Asset Backed Securities (identified cost $5,495,920)		$6,365,367
Common Stocks — 0.1%
Shares	Security	Value
22,932	Delta Air Lines, Inc.(7)	$476,986
6,211	Environmental Systems Products Holdings, Inc.(4)(7)(8)	0
32,088	Trump Entertainment Resorts, Inc.(7)	249,965
Total Common Stocks (identified cost $1,204,201)		$726,951
Convertible Bonds — 0.1%
Principal Amount*	Security	Value
$310,000	L-3 Communications Corp.(5)	$376,650
Total Convertible Bonds (identified cost $313,210)		$376,650
Convertible Preferred Stocks — 0.0%
Shares	Security	Value
1,007	Chesapeake Energy Corp., 4.50%	$105,896
484	Crown Castle International Corp., 6.25% (PIK)	29,101
Total Convertible Preferred Stocks (identified cost $120,732)		$134,997
Preferred Stocks — 0.0%
Shares	Security	Value
6,211	Environmental Systems Products Holdings Preferred (Series A)(4)(7)	$108,693
Total Preferred Stocks (identified cost $108,693)		$108,693

Miscellaneous—0.0%
Shares	Security	Value
$1,000,000	Delta Air Lines, Escrow Certificate(4)(7)	$68,750
Total Miscellaneous (identified cost $0)		$68,750
Closed-End Investment Companies — 1.8%
Shares	Security	Value
31,021	Blackrock Floating Rate Income Strategies Fund II, Inc.	$515,259
37,341	Blackrock Floating Rate Income Strategies Fund, Inc.	631,063
20,864	BlackRock Global Floating Rate Income Trust Fund	350,306
2,933	First Trust/Four Corners Senior Floating Rate Income Fund	46,664
126,490	First Trust/Four Corners Senior Floating Rate Income Fund II	2,037,754
911,533	ING Prime Rate Trust	6,052,579
90,332	LMP Corporate Loan Fund, Inc.	1,121,020
8,252	Nuveen Floating Rate Income Fund	101,995
8,502	Nuveen Floating Rate Income Opportunity Fund	105,935
3,445	Nuveen Senior Income Fund	26,251
136	PIMCO Floating Rate Income Fund	2,358
1,620	PIMCO Floating Rate Strategy Fund	27,248
292	Pioneer Floating Rate Trust	5,180
3,136	Van Kampen Senior Income Trust	22,799
Total Closed-End Investment Companies (identified cost $12,380,251)		$11,046,411

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 1.9%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(9)	11,075	$11,074,654
Total Short-Term Investments (identified cost $11,074,654)		$11,074,654
Total Investments — 167.8% (identified cost $1,024,030,433)		$1,003,664,503
Less Unfunded Loan Commitments — (1.5)%		$(8,900,820)
Net Investments — 166.3% (identified cost $1,015,129,612)		$994,763,683
Other Assets, Less Liabilities — (0.3)%		$(1,874,439)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (66.0)%		$(394,675,644)
Net Assets Applicable to Common Shares — 100.0%		$598,213,600

DIP - Debtors in Possession

EUR - Euro

GBP - British Pound

PIK - Payment In Kind

REIT - Real Estate Investment Trust

*  In U.S. dollar unless otherwise indicated

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded or partially unfunded loan commitments. See Note 1E for description.

(3)  This Senior Loan will settle after October 31, 2007, at which time the interest rate will be determined.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate value of the securities is $22,113,654 or 3.7% of the Trust's net assets.

(6)  Adjustable rate securities. Rates shown are the rates at period end.

(7)  Non-income producing security.

(8)  Restricted security.

(9)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $1,004,054,958)	$983,689,029
Affiliated investment, at value (identified cost, $11,074,654)	11,074,654
Cash	4,600,947
Foreign currency, at value (identified cost, $1,420,379)	1,446,568
Receivable for investments sold	1,908,178
Dividends and interest receivable	8,839,141
Interest receivable from affiliated investment	57,000
Receivable for open swap contracts	49,397
Receivable for open forward foreign currency contracts	18
Prepaid expenses	76,977
Total assets	$1,011,741,909
Liabilities
Payable for investments purchased	$17,552,674
Payable to affiliate for investment advisory fees	505,726
Payable to affiliate for Trustees' fees	2,102
Payable for open forward foreign currency contracts	453,291
Accrued expenses	338,872
Total liabilities	$18,852,665
Auction preferred shares (15,760 shares outstanding) at liquidation value plus cumulative unpaid dividends	$394,675,644
Net assets applicable to common shares	$598,213,600
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 33,600,821 shares issued and outstanding	$336,008
Additional paid-in capital	633,908,462
Accumulated net realized loss	(15,134,325)
Net unrealized depreciation	(20,896,545)
Net assets applicable to common shares	$598,213,600
Net Asset Value Per Common Share
($598,213,600 ÷ 33,600,821 common shares of beneficial interest issued and outstanding)	$17.80

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest	$77,959,696
Interest income allocated from affiliated investments	1,205,430
Dividends	1,199,652
Expenses allocated from affliated investments	(114,493)
Total investment income	$80,250,285
Expenses
Investment adviser fee	$7,493,272
Trustees' fees and expenses	23,717
Preferred shares remarketing agent fee	985,000
Custodian fee	300,247
Legal and accounting services	160,181
Printing and postage	100,882
Transfer and dividend disbursing agent fees	67,793
Miscellaneous	104,809
Total expenses	$9,235,901
Deduct — Reduction of custodian fee	$14,314
Reduction of investment adviser fee	2,024,715
Total expense reductions	$2,039,029
Net expenses	$7,196,872
Net investment income	$73,053,413
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions	$(620,465)
Swap contracts	71,047
Foreign currency and forward foreign currency exchange contract transactions	(4,290,595)
Net realized loss	$(4,840,013)
Change in unrealized appreciation (depreciation) — Investments	$(23,399,377)
Swap contracts	(35,076)
Foreign currency and forward foreign currency exchange contracts	(580,013)
Net change in unrealized appreciation (depreciation)	$(24,014,466)
Net realized and unrealized loss	$(28,854,479)
Distributions to preferred shareholders
From net investment income	(21,281,589)
Net increase in net assets from operations	$22,917,345

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$73,053,413	$68,767,640
Net realized loss from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(4,840,013)	(243,947)
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency and forward foreign currency exchange contracts	(24,014,466)	(629,273)
Distributions to preferred shareholders — From net investment income	(21,281,589)	(18,685,607)
Net increase in net assets from operations	$22,917,345	$49,208,813
Distributions to common shareholders — From net investment income	$(51,735,131)	$(50,869,016)
From tax return of capital	(1,005,278)	—
Total distributions to common shareholders	$(52,740,409)	$(50,869,016)
Capital share transactions — Reinvestment of distributions to common shareholders	$2,111,209	$—
Total increase in net assets from capital share transactions	$2,111,209	$—
Net decrease in net assets	$(27,711,855)	$(1,660,203)
Net Assets Applicable to Common Shares
At beginning of year	$625,925,455	$627,585,658
At end of year	$598,213,600	$625,925,455
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$—	$716,446

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)(2)
Net asset value — Beginning of year (Common shares)	$18.690	$18.740	$18.970	$19.100	(3)
Income (loss) from operations
Net investment income	$2.177	$2.053	$1.547	$0.968
Net realized and unrealized gain (loss)	(0.861)	(0.026)	(0.193)	0.080
Distributions to preferred shareholders from net investment income	(0.634)	(0.558)	(0.354)	(0.132)
Total income from operations	$0.682	$1.469	$1.000	$0.916
Less distributions to common shareholders
From net investment income	$(1.542)	$(1.519)	$(1.230)	$(0.900)
From tax return of capital	(0.030)	—	—	—
Total distributions to common shareholders	$(1.572)	$(1.519)	$(1.230)	$(0.900)
Preferred and Common shares offering costs charged to paid-in capital	$—	$—	$—	$(0.027)
Preferred Shares underwriting discounts	$—	$—	$—	$(0.119)
Net asset value — End of period (Common shares)	$17.800	$18.690	$18.740	$18.970
Market value — End of period (Common shares)	$16.200	$18.240	$17.210	$19.940
Total Investment Return on Net Asset Value(5)	3.93%	8.47%	5.57%	4.13	%(4)(10)
Total Investment Return on Market Value(5)	(3.13)%	15.27%	(7.77)%	9.45	%(4)(10)

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)(2)
Ratios/Supplemental Data†
Net assets applicable to common shares, end of year (000's omitted)	$598,214	$625,925	$627,586	$633,584
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction(6)	1.18%	1.17%	1.16%	1.08	%(7)
Expenses after custodian fee reduction(6)	1.18%	1.17%	1.16%	1.08	%(7)
Net investment income(6)	11.79%	10.95%	8.18%	5.51	%(7)
Portfolio Turnover	58%	51%	64%	95%

†  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):
Expenses before custodian fee reduction(6)	0.72%	0.72%	0.72%	0.71	%(7)
Expenses after custodian fee reduction(6)	0.72%	0.72%	0.72%	0.71	%(7)
Net investment income(6)	7.21%	6.73%	5.04%	3.63	%(7)
Senior Securities:
Total preferred shares outstanding	15,760	15,760	15,760	15,760
Asset coverage per preferred share(8)	$63,001	$64,753	$64,853	$65,223
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, November 28, 2003, to October 31, 2004.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

(10)  Not annualized.

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Senior Floating-Rate Trust (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as amended (the 1940 Act), as a closed-end management investment company. The Fund seeks to provide a high level of current income. The Fund may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income. The Fund pursues its objectives by investing primarily in senior, secured floating rate loans (Senior Loans). The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Fund's investments are primarily in interests in senior floating-rate loans (Senior Loans). Interests in Senior Loans for which reliable market quotations are readily available are valued on the basis of prices furnished by an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of a Fund based on information available to such managers. The portfolio managers of other funds managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other Funds managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of other Eaton Vance funds. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior loans are valued in the same manner as Senior Loans.

Non-loan portfolio holdings (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price. The value of interest rate swaps are generally based upon a dealer quotation. Credit default swaps are valued by broker-dealer (usually counterparty to the agreement). Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of EVM. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $14,592,850 which will reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2012 ($5,860,075), October 31, 2013, ($4,807,956), October 31, 2014 ($1,142,602), and October 31, 2015 ($2,782,217).

D  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Fund instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

E  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

G  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

K  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

L  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contracts for hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

M  Total Return Swaps — The Fund may enter into swap agreements to hedge against fluctuations in securities prices, interest rates or market conditions; to change the duration of the overall portfolio; to mitigate default risk; or for other risk management purposes. In a total return swap, the Fund makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Fund receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Fund does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

N  Credit Default Swaps — The Fund may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payment or receipts, if any, are recorded as

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Fund segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swap of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

O  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

P  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on January 26, 2004 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates.

The number of APS issued and outstanding as of October 31, 2007 are as follows:

APS Issued and Outstanding
Series A	3,940
Series B	3,940
Series C	3,940
Series D	3,940

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.25% of the liquidation value for the remarketing efforts associated with the APS auctions.

3  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rate for the APS at October 31, 2007, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year ended were as follows:

Series	APS Dividend Rates at October 31, 2007	Dividends Paid to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges
A	5.00%	$5,246,866	5.327%	4.87% – 6.50%
B	5.20%	$5,265,063	5.345%	4.90% – 6.50%
C	6.60%	$5,346,633	5.428%	5.00% – 6.60%
D	6.20%	$5,423,027	5.506%	5.20% – 6.50%

The Fund distinguishes between distribution on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the year ended October 31, 2007 and October 31, 2006 was as follows:

	Year Ended October 31, 2007	Year Ended October 31, 2006
Distributions declared from:
Ordinary income	$73,016,720	$69,554,623
Tax Return of capital	1,005,278	—

During the year ended October 31, 2007, accumulated net investment income was decreased by $753,139, accumulated undistributed net realized loss was decreased by $2,404,058, and paid-in-capital was decreased by $1,650,919, due to differences between book and tax accounting primarily for swaps, premium amortization, mixed straddle and currency gain/loss. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(14,592,850)
Unrealized depreciation	$(21,438,020)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for wash sales and premium amortization.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at an annual rate of 0.75% of the average daily gross assets of the Fund, was earned by EVM, as compensation for management and investment advisory services rendered to the Fund. The portion of the advisory fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fee. For the year ended October 31, 2007, the Fund's advisory fee totaled $7,603,866 of which $110,594 was allocated from Cash Management and $7,493,272 was paid or accrued directly by the Fund.

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets of the Fund for the first five full years of the Fund's operations, 0.15% in year 6, 0.10% in year 7, and 0.05% in year 8. For the year ended October 31, 2007 the Investment Adviser waived $2,024,715 of its advisory fee.

Certain officers and Trustees of the Fund are officers of the above organization.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including principal repayments, aggregated $608,616,535 and $573,556,105 respectively, for the year ended October 31, 2007.

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Fund permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. In addition, the Fund may issue shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

	Year Ended October 31, 2007	Year Ended October 31, 2006
Issued to shareholders electing to receive payments of distributions in Fund shares	112,331	—
Net increase	112,331	—

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,017,081,668
Gross unrealized appreciation	$3,335,344
Gross unrealized depreciation	(24,242,748)
Net unrealized depreciation	$(20,907,404)

The net unrealized depreciation on swaps, foreign currency and forward foreign currency exchange contracts at October 31, 2007 on a federal income tax basis was $530,616.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Risk Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include financial futures, forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2007 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date	Deliver	In Exchange for	Net Unrealized Appreciation/ (Depreciation)
11/1/07	Euro 5,742	United States Dollar 8,326	$18
11/30/07	Euro 40,178,102	United States Dollar 57,909,195	(244,967)
11/30/07	British Pound 12,252,431	United States Dollar 25,222,241	(208,324)
			$(453,273)

Credit Default Swaps

The Fund has entered into credit default swap whereby the Fund is buying protection against default exposing the Fund to risk associated with changes in credit spreads of the underlying instrument.

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000's omitted)	Receive Annual Fixed Rate	Termination Date	Unrealized Appreciation
Lehman
Brothers, Inc.	Inergy, L.P.	Buy	$2,000	2.20%	3/22/2010	$49,397

At October 31, 2007 the Fund had sufficient cash and/or securities to cover commitments under these contracts.

10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Senior Floating-Rate Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the "Fund"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, November 28, 2003, to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2007, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Floating-Rate Trust as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, November 28, 2003, to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2007

Eaton Vance Senior Floating-Rate Trust as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Senior Floating-Rate Trust

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Senior Floating-Rate Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Floating-Rate Trust
c/o PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2007, our records indicate that there are 16 registered shareholders and approximately 30,588 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFR.

Eaton Vance Senior Floating-Rate Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended

Eaton Vance Senior Floating-Rate Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Senior Floating-Rate Trust (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. Specifically, the Board noted the experience of the Adviser's 30 bank loan investment professionals and other personnel who provide services to the Fund, including five portfolio managers and 17 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the year ended September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Eaton Vance Senior Floating-Rate Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Senior Floating-Rate Trust

MANAGEMENT AND ORGANIZATION

Trust Management. The Trustees of Eaton Vance Senior Floating-Rate Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President since 2003.	Chairman,Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty(A) 1/2/63	Trustee	Until 2010. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Until 2010. 3 years. Trustee since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Trustee since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer(A) 9/21/35	Trustee	Until 2009. 3 years. Trustee since 2003	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

Eaton Vance Senior Floating-Rate Trust

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Until 2009. 2 years. Trustee since 2007.	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Until 2010. 3 years. Trustee since 2003	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007. Trustee until 2008. 3 years. Trustee since 2005.	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Scott H. Page 11/30/59	Vice President	Since 2003	Vice President EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Craig Russ 10/30/63	Vice President	Since 2003	Vice President EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Michael Weilheimer 2/11/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2003	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2003	Vice President and Deputy Chief Legal Officer of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(A)  APS Trustee

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on September 18, 2007.

Investment Adviser of Eaton Vance Senior Floating-Rate Trust
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Senior Floating-Rate Trust
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Senior Floating-Rate Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

2025-12/07  CE-FLRTSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents aggregate fees billed to the registrant for the fiscal years ended October 31, 2006 and October 31, 2007 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	10/31/2006	10/31/2007

Audit Fees	$69,050	$76,550

Audit-Related Fees(1)	$5,000	$5,150

Tax Fees(2)	$8,100	$11,384

All Other Fees(3)	$0	$0

Total	$82,150	$93,084

 (1)                               Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval

Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended October 31, 2006 and October 31, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	10/31/ 2006	10/31/2007

Registrant	$13,100	$16,534

Eaton Vance(1)	$72,100	$286,446

(1) Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer

(Chair), William H. Park, Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the

Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Craig P. Russ, Payson F. Swaffield and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Messrs. Page, Russ and Swaffield are the portfolio managers responsible for the day-to-day management of the Trust’s investments.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is co-head of Eaton Vance’s Senior Loan Group.  Mr. Russ been with Eaton Vance since 1997 and is a Vice President of EVM and BMR.  Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  Along with Mr. Page, he is co-head of Eaton Vance’s Senior Loan Group.  As of November 12, 2007, Mr. Swaffield is no longer a co-portfolio manager of the Trust or co-head of Eaton Vance’s Senior Loan Group.  This information is provided as of the date of filing of this report.

The following tables show, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Scott H. Page
Registered Investment Companies	13	$14,983.1	0	$0
Other Pooled Investment Vehicles	7	$6,382.6	6	$3,243.8
Other Accounts	2	$1,035.6	0	$0
Craig P. Russ
Registered Investment Companies	1	$992.3	0	$0
Other Pooled Investment Vehicles	1	$3,138.8	0	$0
Other Accounts	0	$0	0	$0
Payson F. Swaffield
Registered Investment Companies	13	$14,983.1	0	$0
Other Pooled Investment Vehicles	7	$6,382.6	6	$3,243.8
Other Accounts	2	$1,035.6	0	$0

*In millions of dollars.  For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	$100,001-$500,000
Craig P. Russ	None
Payson F. Swaffield	$50,001-$100,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:  December 12, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:  December 12, 2007

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:  December 12, 2007